MAY 16, 2003



TO ALL CLASS A VOTING PREFERRED STOCKHOLDERS:

Enclosed is the Notice of Annual Meeting of Stockholders, Proxy Statement, and Ballot and Proxy to: elect three directors of South Dakota State Medical Holding Company, Incorporated ("DAKOTACARE" or the "Company"), for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2006. Also enclosed is the Company's 2002 Annual Report to Shareholders.

The Ballot and Proxy must be postmarked by June 1, 2003 and mailed or delivered to the DAKOTACARE office.

If you have any questions, please call Bruce Hanson or Kirk Zimmer at DAKOTACARE at (605) 334-4000.

Sincerely,

/s/__L. Paul Jensen______

L. Paul Jensen
Chief Executive Officer


LPJ:sj
Enc.


















                        SOUTH DAKOTA STATE MEDICAL
                       HOLDING COMPANY, INCORPORATED
                        1323 South Minnesota Avenue
                            Sioux Falls, SD 57105

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 5, 2003

TO THE CLASS A AND B VOTING PREFERRED STOCKHOLDERS OF SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED:

Notice is hereby given that the Annual Meeting of Stockholders of South Dakota State Medical Holding Company, Incorporated ("DAKOTACARE" or the "Company"), will be held on Thursday, June 5, 2003, at the Ramkota Hotel, Sioux Falls, South Dakota, at 2:15 p.m., Sioux Falls, South Dakota time, for the following purposes:
1. To elect three directors of the Company for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2006.

2. To consider such other business as may properly come before the stockholders for vote at the Annual Meeting.

Only the stockholders of record of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock at the close of business on May 16, 2003, will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

A form of Ballot and Proxy and Proxy Statement containing more detailed information with respect to the matters to be considered at the Annual Meeting accompany this notice.

NOTE: The Ballot and Proxy must be postmarked by June 1, 2003 (the "Deadline") and mailed or delivered to the DAKOTACARE office.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE THE DEADLINE.

                               BY ORDER OF THE BOARD OF DIRECTORS,


                               James Engelbrecht, M.D.
                               Secretary
May 16, 2003







                                 SOUTH DAKOTA STATE MEDICAL
                                HOLDING COMPANY, INCORPORATED
                                 1323 South Minnesota Avenue
                               Sioux Falls, South Dakota 57105


                                     PROXY STATEMENT
                                           FOR
                             ANNUAL MEETING OF STOCKHOLDERS

                                      JUNE 5, 2003


This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of South Dakota State Medical Holding Company, Incorporated (the "Company" or "DAKOTACARE"), for use at an Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday,
June 5, 2003, at 2:15 p.m., Sioux Falls, South Dakota time, at the Ramkota Hotel, Sioux Falls, South Dakota, and at any adjournment or postponement thereof.

At the Annual Meeting, the Company's Class A and B stockholders will be asked to consider and vote upon the following proposals described in the enclosed Notice of Annual Meeting:

1. To elect three directors of the Company for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2006.

2. To consider such other business as may properly come before the stockholders for vote at the Annual Meeting.

This Proxy Statement and the form of Ballot and Proxy enclosed are being mailed to stockholders commencing on or about May 16, 2003. NOTE: The Ballot and Proxy must be postmarked by June 1, 2003 (the "Deadline") and mailed or delivered to the DAKOTACARE office.

VOTING AND PROXY INFORMATION

Shares of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock represented by ballots and proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is made by a stockholder, the proxy will be treated as present for purposes of a quorum, but not voted for the election of directors. If no direction is made by a stockholder, at the discretion of the proxy holders, the proxy will be voted for any other matters that properly come before the stockholders for vote at the Annual Meeting.

                                      1

A stockholder may revoke his or her Ballot and Proxy at any time before the Deadline by delivering to the Secretary of the Company a written notice of termination of the proxy's authority or by filing with the Secretary of the Company another timely Ballot and Proxy bearing a later date.

Votes are cast by ballot and proxy for the Annual Meeting and will be tabulated by the inspectors of election appointed by the Company for the meeting, and the number of stockholders voting by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum for all matters. Shares abstaining with respect to any matter will be treated as a vote against such matter.

Only the holders of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock whose names appear of record on the Company's books at the close of business on May 16, 2003 (the "Record Date"), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, a total of 1,329 shares of Class A Voting Preferred Stock, 1,300 shares of
Class B Voting Preferred Stock, and 1,365,604 shares of Class C Non-Voting Common Stock were outstanding. The holders of a majority of the Class A Voting Preferred Stock and Class B Voting Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting, represented by proxy, will constitute a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present. The election of each director will be decided by a plurality vote. The affirmative vote of the holders of a majority of the shares of Class A Voting Preferred Stock and Class B Voting Preferred Stock (voting as one class), represented at the Annual Meeting in person or by proxy, is necessary for the approval of all other matters proposed to the stockholders at the Annual Meeting. Each holder of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock is entitled to one vote for each share held. There is a right to cumulate voting for the election of directors. In the exercise of cumulative voting rights, each holder of preferred shares is entitled to as many votes as shall equal the number of his preferred shares multiplied by the number of directors to be elected, and by giving written instructions to the Company they may cast all such votes for a single director or may distribute them among the directors to be voted for as he/she sees fit.

Expenses in connection with the solicitation of proxies by the Board of Directors will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone or telecopier.

                                             2

                               AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is required to file periodic reports, proxy statements, and other information with the Securities and Exchange Commission (the "SEC") relating to its business, financial statements, and other matters. Such reports, proxy statements, and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, and at the SEC's regional offices located at 233 Broadway, New York, NY 10279, and 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such materials can also be obtained at prescribed rates from the public reference section of the SEC at 450 Fifth Street N.W., Washington, DC 20549. In addition, the SEC maintains a web site (address http://www.sec.gov) on the Internet that contains reports, proxy statements, and other information for companies like the Company, which file electronically.


                              ELECTION OF DIRECTORS

Nominees and Voting

Pursuant to the Company's Bylaws, the Board of Directors consists of ten directors who are elected for three-year terms expiring at each successive Annual Meeting of Stockholders. Currently, no director may serve more than three consecutive terms. The terms of Dr. James Engelbrecht, Dr. K. Gene Koob, and Dr. John Sternquist expire at the 2003 Annual Meeting of Stockholders, the terms of Dr. Ben J. Henderson, Dr. Thomas L. Krafka,
Dr. John E. Rittmann, and Dr. Stephan D. Schroeder expire at the 2004 Annual Meeting of Stockholders; and the terms of Dr. James Reynolds, Mr. Van Johnson, and Mr. Bob Sutton expire at the 2005 Annual Meeting of Stockholders. The Bylaws currently require that eight of the directors be holders of Class A Voting Preferred Stock of the Company and two of the directors be consumers. The Articles of Incorporation restrict ownership of Class A Voting Preferred Stock to medical or osteopathic physicians who have executed Participating Physician Agreements with the Company. To assure equal eligibility and opportunity throughout the state of South Dakota and to avoid domination of the Board of Directors by any geographic area or areas, the number of physician directors from any one District Medical Society of the South Dakota State Medical Association cannot exceed two. The consumer directors may be from any geographic location which is served by South Dakota State Medical Holding Company and their residence does not affect the geographic restriction for physician directors. The consumer directors are currently Mr. Van Johnson and Mr. Bob Sutton. The officers of the Company are appointed by the Board of Directors and hold office until their successors are chosen and qualified.

The Board of Directors has nominated the following three (3) individuals to serve as directors with terms expiring at the 2006 meeting of the shareholders: James Engelbrecht, M.D.; John Sternquist, M.D.; and Vance Thompson, M.D. The Board of

                                     3

Directors has been informed that each of the three (3) nominees is willing to serve as a director; however, if any nominee should decline or become unable to serve as a director for any reason, the proxy may be voted for such other person as the proxies shall, in their discretion, determine unless otherwise directed on the ballot and proxy.

Nominee Information

The following table sets forth certain information as of May 16, 2003, concerning the three nominees for election as directors of the Company with terms expiring at the 2006 meeting of the shareholders:

Name                                   Age            Position with Company

James Engelbrecht, M.D.                 56                  Director
John Sternquist, M.D.	                54                  Director
Vance Thompson, M.D.                    43                    None

Dr. Engelbrecht became a director of the Company in June 1997. He is a member of the South Dakota State Medical Association and has been engaged in the practice of internal medicine and rheumatology in Rapid City, South Dakota, since 1980.

Dr. Sternquist became a director of the Company in October 2000. He is a member of the South Dakota State Medical Association and has been engaged as a general surgeon in Yankton, South Dakota, since 1980.

Dr. Thompson is a member of the South Dakota State Medical Association and has been engaged in the practice of ophthalmology in Sioux Falls, South Dakota, since 1991.

Existing Board of Directors

The following table sets forth certain information of the existing Board of Directors, excluding those nominated above, as of May 16, 2003.

Name                                Age         Position with Company
Ben Henderson, D.O.                 61                 Director
Thomas Krafka, M.D.                 58                 Director
John Rittmann, M.D.                 65                 Director
Stephan Schroeder, M.D.             52                 Director
James Reynolds, M.D.                60                 Director
Mr. Van Johnson                     58                 Director
Mr. Bob Sutton                      34                 Director

                                       4

Dr. Henderson became a director of the Company in June 1995. He is a member of the South Dakota State Medical Association and has been engaged in the practice of internal medicine in Mobridge, South Dakota, since 1972.

Dr. Krafka became a director of the Company in October 1998. He is a member of the South Dakota State Medical Association and has been engaged in the practice of radiology in Rapid City, South Dakota, since 1976.

Dr. Rittmann became a director of the Company in June 1997. He is a member of the South Dakota State Medical Association and has been engaged in practice as a family practitioner in Watertown, South Dakota, since 1973.

Dr. Schroeder became a director of the Company in October 1998. He is a member of the South Dakota State Medical Association and has been engaged in practice as a family practitioner in Miller, South Dakota, since 1980.

Dr. Reynolds became a director of the Company in September 1999. He is a member of the South Dakota State Medical Association and has been engaged in the practice of cardiac surgery in Sioux Falls, South Dakota, since 1978.

Mr. Johnson became a director of the Company in September 1999. He is an independent political lobbyist and has been in practice for over 30 years. He is also an attorney in private practice in Sioux Falls, South Dakota, since 2001. Previously, Mr. Johnson was the Executive Vice President of the South Dakota Auto Dealers Association from 1987 to 2001.

Mr. Sutton became a director of the Company in September 1999. He is currently the Executive Vice President of the South Dakota Banker's Association, a position he has held since 1998. Previously Mr. Sutton was the Executive Director of the South Dakota Petroleum Council from 1995 to 1998.


Director Compensation

Each Director receives $250 per Board meeting attended and is reimbursed for costs associated with the attendance of such meetings. The Company currently has no stock options or other equity-based compensation for its directors, officers, or other employees.

Committees and Meetings of the Board of Directors

The Board of Directors of the Company has an Executive Committee consisting of
K. Gene Koob, M.D., Ben Henderson, D.O., and James Engelbrecht, M.D.; an Audit Committee consisting of K. Gene Koob, M.D., Stephan Schroeder, M.D., and James Engelbrecht, M.D.; a Nominating Committee; and a Credentialing Committee.

                                          5

The purpose of the Executive Committee is to transact business of an emergency nature and other matters specifically directed by the Board of Directors. The Executive Committee held no meetings during 2002.

The purpose of the Audit Committee is to assure adequate and accurate accounting policies and procedures. The Audit Committee reviews and approves the audit function and other controls designed to enforce this function. The Audit Committee met once during 2002.

The purpose of the Nominating Committee is to propose at least one (1) eligible nominee for each director position to be filled and to file such nominations with the Secretary of the Board of Directors. The Nominating Committee consists of the President-Elect of the South Dakota State Medical Association (Charles Hart M.D.), one Class A stockholder(Mr. Robert Hohm), and one director (James Reynolds, M.D.). The Nominating Committee met once in 2003 to make the current year nominations.

The Nominating Committee will consider nominees from shareholders of the Company. The shareholder must submit a nominating petition giving the name and address of the person submitted for each director position, contain at least five (5) original signatures of holders of Class A Voting Preferred Stock of the Company, have attached to the nomination a statement signed by the candidate nominated that, if elected, he/she will serve as a director, and be filed with the Secretary of the Company at least forty (40) days prior to the annual meeting.

The purpose of the Credentialing Committee is to oversee the credentialing function to assure a high-quality provider network for DAKOTACARE members and to provide a peer review function for credentialing and recredentialing. The Credentialing Committee consists of K. Gene Koob, M.D.; Ben Henderson, D.O.; James Engelbrecht, M.D.; John Rittmann, M.D.; and Thomas Krafka, M.D. The Credentialing Committee met three times in 2002.

The Board of Directors held four meetings and one conference call during 2002. All incumbent directors attended at least 75% of the meetings of the Board and Committees of which they were members.


                                           6

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company is responsible for assisting the Board in monitoring the integrity of the financial statements of the Company, compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company's external auditors. The Audit Committee is comprised of directors who are independent of the Company under the requirements as defined by NASDAQ. The Audit Committee has not yet adopted a written charter.

The audited consolidated financial statements of the Company for the year ended December 31, 2002, were audited by McGladrey & Pullen, LLP. The Audit Committee reviews the audited financial statements annually and recommends to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As part of its activities, the Committee has:

1. Discussed with the independent auditing firm the matters required to be discussed by Statement on Auditing Standards No. 61;
2. Received the written disclosures and letters from the independent auditing firm required by Independence Standards Board Standard No. 1;
3. Discussed with the independent auditing firm the respective auditor's independence; and
4. As part of its meeting to be held in June 2003, the Audit Committee will review and discuss the audited financial statements of the Company with the auditors and management.

Based on such activities, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the year ended December 31, 2002, be included in the Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Fees

Fees for the most recent audit of the Company's consolidated and statutory financial statements and required reviews of the Company's financial information included in the Company's annual and quarterly SEC filings for 2002 were $59,000.

Financial Information Systems Design and Implementation

No fees were paid to McGladrey and Pullen in 2002 for financial information systems design and implementation.

                                         7

Other Fees

All other fees paid to the Company's principal independent auditor for the year ended December 31, 2002, aggregated $8,500. Other fees primarily relate to an attestation agreed upon procedures engagement, audit of the Company's pension plan, tax return preparation, and other miscellaneous consulting.

The Audit Committee of the Board of Directors, after consideration of the matter, does not believe the provision of audit-related, tax-related, and nonaudit services, fees for which are disclosed above, is incompatible with maintaining the principal accountant's independence.


Audit Committee Members
K. Gene Koob, M.D.
Stephan Schroeder, M.D.
James Engelbrecht, M.D



                                         8


COMPENSATION COMMITTEE REPORT

The Board of Directors currently performs the functions of a Compensation Committee. L. Paul Jensen participates in the deliberations of all officers' compensation except for his own.

General Compensation Philosophy

In 1997, the Company adopted an executive compensation philosophy under which total compensation was based on pay practices in the Company's geographical region and a person's experience and responsibilities to the Company. Currently, the executive compensation program does not include long-term incentive or equity compensation. Total compensation for 2002 was based on the median pay practices of comparably sized companies in DAKOTACARE's geographic region, the individual's years of experience, and level of responsibility.

CEO Compensation

L. Paul Jensen does not have an employment contract, but the Company has established a deferred compensation agreement with him. A provision has been made for the future compensation which is payable upon the completion of the earlier of 25 years or any earlier retirement age specified by the Board of Directors by resolution. Mr. Jensen generally devotes a portion of his time to the Company and to the South Dakota State Medical Association. He received separate compensation from the South Dakota State Medical Association during 2002 which totaled $99,280, including a retirement plan contribution. Mr. Jensen's salary for 2002 for the Company was $77,867.

Compensation Committee Members
K. Gene Koob, M.D.
John Sternquist, M.D.
James Engelbrecht, M.D
Ben Henderson, D.O.
Thomas Krafka, M.D.
John Rittmann, M.D.
Stephan Schroeder, M.D.
James Reynolds, M.D.
Mr. Van Johnson
Mr. Bob Sutton


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors currently performs the functions of a Compensation Committee. There are no Compensation Committee interlocks with other companies and none of the directors currently is, or has been, an officer, employee or insider of the Company or its subsidiaries.

                                               9

EXECUTIVE COMPENSATION

Name and Principal                                     All Other
    Position              Year       Salary         Compensation(1)

L. Paul Jensen            2002      $77,867             $14,150
Chief Executive Officer   2001       81,255              12,880
                          2000       68,813              11,495

William O. Rossing, M.D.  2002      123,002              13,952
Vice President,           2001      121,253              13,987
    Medical Director      2000      112,982              12,800

Kirk J. Zimmer            2002      143,948              18,285
Senior Vice President     2001      151,508              19,324
                          2000      130,645              16,793

Thomas N. Nicholson       2002      160,520              18,017
Vice President, Marketing 2001      145,386              16,389
                          2000      139,565              15,857

Brian E. Meyer            2002      102,992              11,651
Vice President,           2001      101,003              11,641
     Information Systems  2000       92,972              10,499

(1) Consists of retirement plan contribution and premiums paid on the deferred compensation plan.

The Company has employment agreements with certain executive officers. The Company also maintains key person insurance of $268,925 on L. Paul Jensen and $203,757 on Kirk J. Zimmer.

In connection with employment contracts between the Company and certain officers, provision has been made for future compensation which is payable upon the completion of the earlier of 25 years of service to the Company and related organizations or attainment of the age of 65. At December 31, 2002 and 2001, $77,026 and $78,112, respectively, was accrued under these contracts.

PERFORMANCE GRAPH

No graph is presented because there has been no established market or exchange for the trading of the Class C Non-Voting Common Stock.


                                        10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 1, 2002, the Company entered into a three year lease of office space with the South Dakota State Medical Association, which requires minimum
monthly rentals of $18,982.   Total rental payments for office space for the
years December 31, 2002, 2001, and 2000, was $252,087, $239,216, and
$217,162, respectively.

The Company provides group health insurance coverage for employees of the South Dakota State Medical Association. Total premium income from the affiliate for the years ended December 31, 2002, 2001, and 2000, was $85,005, $66,086, and $55,689, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 31, 2003, regarding the beneficial ownership of securities of the Company by (i) each person or group who is known by the Company to be the beneficial owner of more than 5% of the outstanding voting securities, (ii) all directors of the Company and nominees for directors, (iii) each individual named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole voting and investment power (or shares such powers with his or her spouse), subject to the terms of the respective classes of securities of the Company and the information contained in the notes to the table.

                                         11

                     Name and Address of        Amount & Nature of      Percent
Title of Class         Beneficial Owner        Beneficial Ownership  of Class(1)

Class B Preferred(1) South Dakota State               1,300               100%
                     Medical Association(2)

Class A Preferred(3) James Engelbrecht, M.D.              1               .08%
Class C Common(4)                                     1,160               .08%

Class A Preferred    Ben J. Henderson, D.O.               1               .08%
Class C Common                                        1,060               .08%

Class A Preferred    K. Gene Koob, M.D.                   1               .08%

Class A Preferred    Thomas Krafka, M.D.                  1               .08%
Class C Common                                       16,640              1.22%

Class A Preferred    John Rittmann, M.D.                  1               .08%

Class C Common                                        8,340               .61%

Class A Preferred    Stephan D. Schroeder, M.D.           1               .08%
Class C Common                                        1,920               .14%

Class A Preferred    James Reynolds, M.D.                 1               .08%
Class C Common                                       50,440              3.69%

Class A Preferred    John Sternquist, M.D.                1               .08%
Class C Common                                          560               .04%

Class A Preferred    Vance Thompson, M.D.                 1               .08%

Class C Common       Van Johnson                         --                --

Class C Common       Bob Sutton                          --                --

Class C Common       L. Paul Jensen(5)                5,760               .42%

Class C Common       Thomas Nicholson                    --                --

Class C Common       William Rossing, M.D.            8,720               .64%

Class C Common       Kirk J. Zimmer                     800               .06%

Class A Preferred    All Directors and Executive          9               .68%
                     Officers as a Group
Class C Common       (14 people)                     95,400              6.99%
(This should include all director and executive officers.  For purposes of this calculation, executive officers are not limited to only those persons named in the Executive Compensation Table, but all executive officers of the Company.)
(1) Class B Preferred refers to the Class B Voting Preferred Stock of the
 Company.
(2) The South Dakota State Medical Association is an affiliated company.
(3) Class A Preferred refers to the Class A Voting Preferred Stock of the
    Company.
(4) Class C Common refers to the Class C Non-Voting Common Stock of the Company.
(5) L. Paul Jensen is the Chief Executive Officer of the South Dakota State Medical Association.
                                        12

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC, and furnish copies of those reports to the Company. Based solely on a review of the copies of such reports furnished to the Company, and written representations from the executive officers and directors, the Company believes that during 2002 all other filing requirements were complied with.

OTHER MATTERS

The Board of Directors of the Company knows of no matters that may come before the Annual Meeting other than those referred to above. However, if any procedural or other matters should properly come before the Annual Meeting calling for a vote of the stockholders, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

McGladrey & Pullen, LLP, served as the Company's independent certified public accountants for 2002 and is serving in that capacity for 2003. It is not expected that representatives of McGladrey & Pullen, LLP, will attend the Annual Meeting of Stockholders or have the opportunity to make a statement or respond to questions.


STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Any proposal by a stockholder to be presented at the 2004 Annual Meeting must be received at the Company's principal executive offices, 1323 South Minnesota Avenue, Sioux Falls, South Dakota 57105, addressed to James Engelbrecht, M.D., the Secretary of the Company, not later than January 17, 2004.

                            BY ORDER OF THE BOARD OF DIRECTORS,


                            James Engelbrecht, M.D.
                            Secretary

Dated:  May 16, 2003




                                                     13

DAKOTACARE
1323 South Minnesota Avenue
Sioux Falls, SD 57105

BALLOT AND PROXY
The undersigned hereby appoints K. Gene Koob, M.D., and James
Engelbrecht, M.D., or either of them as proxy of the undersigned, with full power of substitution, for and in the name of the undersigned in the election of directors and such other business as may properly come before the Annual Meeting of Shareholders of DAKOTACARE to be held on June 6, 2002, at 9:15 a.m., MDT, or any adjournment thereof, for holders of Class A Preferred Stock and Class B Preferred Stock as of May 17, 2002. This is being solicited by the Board of Directors of South Dakota State Medical Holding Company, Incorporated.

Election of Directors
You have a total of three (3) votes to cast. Please vote below for any of the three (3) individuals nominated for directors with terms expiring in 2005. You may vote for NO MORE THAN three (3) individuals. Your three (3) votes may all be cast for one (1) individual or a combination of up to three (3) individuals. Indicate beside the nominee the number of votes you wish to cast for that individual. If you indicate more than three (3) votes in total, your ballot will be disqualified. You may withhold authority to vote for any nominee by drawing a line through or otherwise striking out the name of any individual.

                         Individuals Nominated by Board of Directors
                                     _____James Reynolds, M.D.
                                     _____Mr. Van Johnson
                                     _____Mr. Bob Sutton

Please return this ballot and proxy in the accompanying prepaid postage envelope. The Ballot and Proxy must be received at the DAKOTACARE office and must be postmarked no later than June 2, 2002.


                                                   ______________________
                                                   Signature


                                                   ______________________
                                                   Name (please print)


                                                   ______________________
                                                   Date



DAKOTACARE
2002 Annual Report


TO OUR SHAREHOLDERS:

DAKOTACARE experienced a challenging year in 2002.   Despite achieving several
financial records and operational goals, the Company and its subsidiaries incurred a consolidated net loss for the year. After a year of continued review and adjustment of premium and fee levels, utilization patterns, and claims costs, necessary adjustments have been implemented and financial results are expected to improve in 2003.

After surpassing the 100,000 member mark in 2001, the Company continued to grow, and by the end of 2002 served over 120,000 members with at least one of our products or services. We continue to study the developing marketplace and needs of our clients in an effort to keep our current products competitive and develop new products that will keep the Company at the forefront of the marketplace.

On another positive note, total assets, revenue, cash and investments, and claims reserves all reached record levels in 2002. The Company remains highly liquid and adequately reserved for the amount of enrollment and risks that it underwrites. Through its subsidiary companies, the Company has branched out into different geographic markets and products, allowing the consolidated group of companies to develop several different profit centers with which to weather the underwriting cycles of the health insurance industry.

The pace of medical cost increases continued on at an incredible rate throughout 2002, marking the second consecutive twelve-month period of double-digit cost increases. DAKOTACARE has responded to this trend in several ways. It developed several new pharmacy coverage options, all of which emphasize the use of generic and cost-effective drugs, while still allowing drug choice for members. The Company has enrolled more members in its disease management programs for diabetes, coronary artery disease, and expectant mothers in an effort to avoid high-cost claims by being proactive about member health issues. Because the highest quality health care translates to the least expensive care, DAKOTACARE committees continue to develop medical practice guidelines for the use of our participating physicians and to make adjustments to the DAKOTACARE Drug Formulary in an effort to promote the delivery of high quality heath care to our members. DAKOTACARE has also developed educational materials for its members to help them make informed decisions about the judicious use of their health care dollar.

In its seventeenth year of operation, DAKOTACARE continues to evolve. While remaining responsive to the needs of the physicians of South Dakota, DAKOTACARE provides its members with access to the largest healthcare network ever created in this state. The Company strives to provide excellent health coverage to its members at the most reasonable price, while maintaining fair reimbursement levels for participating providers.

We look forward to 2003 with optimism, relying on the support and participation of our shareholders, the leadership of our board members, and the talents of our dedicated staff and agent force. We welcome your interest and involvement as we continue in our role as a leader in the South Dakota health care marketplace.

K. Gene Koob, M.D.                                    L. Paul Jensen
/s/_K. Gene. Koob______                               /s/_L. Paul Jensen____
President                                         Chief Executive Officer

                                          South Dakota 's Own DAKOTACARE | 1


DESCRIPTION OF BUSINESS

South Dakota State Medical Holding Company, Incorporated, was incorporated in the State of South Dakota on May 5, 1988. Its corporate offices are located at 1323 South Minnesota Avenue, Sioux Falls, South Dakota, 57105. The Articles of Incorporation permit the Company to engage in the development of quality comprehensive health care delivery systems; to conduct, promote, or operate alternative health care delivery systems and other contractual health service arrangements, including but not limited to, traditional third party reimbursement systems, preferred provider organizations, and health maintenance organizations.

The Company contracts with over 98% of the physicians in the State of South Dakota, 100% of the hospitals in the State of South Dakota, and many other health care providers to provide medical services to its enrollees. Physicians who are members of the South Dakota State Medical Association and who complete the Company's credentialing process may participate with the Company by purchasing one share of Class A voting preferred stock of the Company for $10. The fee for non-members is $1,000. The South Dakota State Medical Association owns 100% of the Class B voting preferred stock of the Company, and through this ownership, maintains voting control of the Company.

The Company's agreements with participating physicians stipulate compensation on a fee-for-service basis utilizing a relative value schedule developed by the Company. This schedule assigns a value (measured in number of units) for each individual service for which a physician may perform and submit a bill. These values are then multiplied by an overall value per unit assigned by the Company, and the product is the maximum amount allowed for payment to the physician. Actual reimbursement is at the lower of this product or the actual billed amount. The Company, at least annually, reviews the unit values and makes adjustments when considered necessary. The effect of this reimbursement mechanism is to establish a maximum allowable reimbursement, which is not dependent upon actual billed charges. Regardless of the physician bill, reimbursement will never exceed the maximum amount established by the relative value schedule. Physicians also may not bill patients for any excess of the billed charge over the amount allowed by the Company, but instead have contractually agreed to hold the patient harmless for any such amounts.

The Company's agreements with participating physicians provide that up to 20% of fees for services provided, as submitted to and allowed by the Company, may be withheld to provide a contingency reserve that may be used to fund operations or meet other financial requirements of the Company. The percentage withheld for years 2000 through 2002 was 15%. The contingency reserve withholding is also designed to encourage efficient medical practice by the physicians. Less expensive medical outcomes enhance net income and consequently, an increased likelihood of contingency reserve payouts to the physicians. The amounts withheld may be paid to the participating physicians at the discretion of the Board of Directors of the Company, although the Company is not contractually obligated to pay out amounts withheld. Management estimates the expected amount of contingency reserves and records a liability based upon factors such as cash flow needs, net income, and accumulations of amounts withheld. The Company withheld from payment to the participating physicians $2,974,808 and $2,215,750 for the years ended December 31, 2002 and 2001, respectively. Payments to physicians are made at such times as the Board of Directors approves payouts. The recorded liability for contingency reserves at December 31, 2002 and 2001, was $5,190,558 and $3,846,711, respectively. The recorded liability is equal to actual amounts withheld plus or minus claims adjustments for each of the two years in the period ended December 31, 2002.

In 1992, the Company incorporated DAKOTACARE Administrative Services, Incorporated (DAS), a wholly owned subsidiary of the Company. In 1994, the Company organized and then purchased a 50.11% interest in Dakota Health Plans, Incorporated (DHP). During December of 1998, DHP ceased business operations and the Company was formally dissolved in 2001. In January 1996, the Company incorporated DAKOTACARE Insurance, Ltd. (DIL), a wholly owned subsidiary of the Company. DIL was formed to accept reinsurance risk on stop-loss policies of DAS and DHP customers, reinsurance risk on group term life insurance coverage of DAKOTACARE and DAS customers and other insurance risks. In August 2000, the Company organized and purchased a 54.35% interest in Carewest, Inc. (Carewest) The Company increased its ownership percentage in Carewest to 81.30% at December 31, 2001 and to 84.03% at December 31, 2002. The Articles of Incorporation of DAS and Carewest permit them to engage in the development of Third Party
Administration services for health and welfare plans. Carewest has subcontracted with DAS to perform a substantial part of the Third Party Administration activities.


2 | DAKOTACARE South Dakota 's Own



PRODUCTS AND MARKETING
The Company markets its products under the trade name of DAKOTACARE. The Company has three reportable segments as defined by Financial Accounting Standards Board (FASB) Statement No. 131. The segments' products include health care products (HMO), managed care and claims administration services for self-insured employer groups (TPA) and the reinsurance segment, which provides excess medical stop loss coverage to the self insured employer groups. A detailed analysis of the various segments is contained in the Notes to the Consolidated Financial Statements-Note 12. The Company markets its products through an exclusive network of independent insurance agents throughout South Dakota.

The Company markets its products to employer groups with a minimum of two covered employees and its' customers range in size from employers of this size to its largest customer with over 12,550 employees. As of January 1, 2003, DAKOTACARE and its subsidiaries provided health care services to approximately 120,000 individuals, which also includes medical coverage enrollment and ancillary product enrollment for both the HMO and TPA segments.

Approximately 17% of the state's population and approximately 26% of DAKOTACARE's target market of approximately 460,000 is served by DAKOTACARE and its subsidiaries, which does not include Medicare and Medicaid populations, federal employee groups, the individual policy market, and other potential populations. The Company's HMO enrollment for medical coverage, which was approximately 35,000 at the end of 2001, increased to approximately 40,000 by the end of 2002. Net enrollment declined by approximately 1,000 members for January 1, 2003. Commencing in 1993, the Company began its TPA business and by January 1, 2003, had enrolled for medical coverage approximately 59,000 enrollees, bringing the total individuals served by the Company and its' subsidiaries to medical coverage to approximately 98,000. The Company's HMO client disenrollment rate is lower than the industry rate as a whole. The ancillary product enrollment for the HMO and TPA segments increased to a total of approximately 22,000 for January 1, 2003, bringing the total health care services enrollment to approximately 120,000. All underwriting and pricing decisions are made by the DAKOTACARE underwriting department based on underwriting policy and guidelines established by senior management. DAKOTACARE's underwriters evaluate the prior loss history, the inherent risk characteristics, and the demographic makeup of the applicants where appropriate.

The Company's policy is to reinsure that portion of risk in excess of $125,000 in 2002 and 2001 of covered hospital inpatient expenses of any enrollee per contract year. The covered expenses are subject to a coinsurance provision which ranged from 50% to 90% in 2002 and 2001 based on average daily amounts specified in the plan. They are also subject to a $2,000,000 lifetime maximum benefit per enrollee in 2002 and 2001. The Company would be liable for any obligations that the reinsuring company is unable to meet under the reinsurance agreement. The reinsurance agreement also provides for enrollee benefits to be paid in the event the Company should cease operations or become insolvent, and a conversion privilege for all enrollees in the event of plan insolvency and for any enrollee that moves out of the service area of the Company.

The Company operates under a license issued by the South Dakota Department of Commerce and Regulation, Division of Insurance, for the operation of the health maintenance organization. DAS and Carewest are also registered as third party administrators in South Dakota and several other states. The Company has also received certification from the South Dakota Department of Labor as a workers' compensation managed care plan.

The Company is also subject to risk based capital (RBC) requirements promulgated by the National Association of Insurance Commissioners (NAIC). The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. The Company exceeded Regulatory Action Level RBC at December 31, 2002, but did not exceed the Company Action Level RBC. As required by the Division, the Company intends to formulate a plan to achieve and exceed this requirement and submit it to the Division for approval.

The Company continually seeks out and evaluates opportunities for future growth and expansion. These opportunities may include acquisitions or dispositions of segments of its operations, marketing of insurance products underwritten by other companies, the internal development of new products and techniques for the containment of health care costs, and the measurement of the outcomes and efficiency of health care delivered.


                                            South Dakota 's Own DAKOTACARE | 3

ENROLLMENT BY COUNTY

DAKOTACARE supports its statewide enrollment with sales and service locations throughout South Dakota. As a DAKOTACARE member, you're never far away from a helpful voice.

PROVIDERS BY CITY

DAKOTACARE contracts with over 2100 participating providers in over 130 communities across South Dakota, as well as our national network of Centers of Excellence which provides transplant and trauma services not available in the state. We also provide access to the largest proprietary health care network in the nation to serve our clients' employees who live or travel outside the state. This network offers access to 380,000 health care providers and more than 3,600 facilities nationwide. Our national pharmacy network includes more than 56,000 pharmacies nationwide.

DAKOTACARE's Provider Network is unequaled in its ability to provide true savings to employers and freedom of choice to members.

4 | DAKOTACARE South Dakota 's Own


Aurora                               402
Beadle                              2591
Bennett                               85
Bon Homme                            990
Brookings                           5911
Brown                               4057
Brule                                709
Buffalo                               56
Butte                                683
Campbell                              60
Charles Mix                          874
Clark                                817
Clay                                2103
Codington                           4957
Corson                                69
Custer                               725
Davison                             4085
Day                                  823
Deuel                                338
Dewey                                149
Douglas                              467
Edmunds                              551
Fall River                           362
Faulk                                331
Grant                               1174
Gregory                              415
Haakon                               194
Hamlin                               742
Hand                                 557
Hanson                               629
Harding                               45
Hughes                              6163
Hutchinson                          1091
Hyde                                 123
Jackson                              177
Jerauld                              382
Jones                                 94
Kingsbury                           1012
Lake                                2030
Lawrence                            1959
Lincoln                             1534
Lyman                                408
Marshall                             382
McCook                               579
McPherson                            214
Mead                                1661
Mellette                              59
Miner                                337
Minnehaha                          29305
Moody                                766
Pennington                          8621
Perkins                              160
Potter                               355
Roberts                              471
Sanborn                              489
Shannon                              133
Spink                               1604
Stanley                              845
Sully                                222
Todd                                 107
Tripp                                762
Turner                               908
Union                                891
Walworth                             343
Yankton                             2773
Ziebach                               39

                                       South Dakota's Own DAKOTACARE | 5







MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

STOCK PRICES
There is no active trading for shares of stock of the Company and the stock is not listed on any exchange or over-the-counter market, but a limited number of exchanges of Class C shares have occurred directly between interested buyers and sellers. The Company does not regularly receive price information on these transactions. The amended and restated Articles of Incorporation of the Company currently restrict the ownership of shares as follows: (i) the ownership of the Company's Class A voting preferred stock is restricted to medical or osteopathic physicians who have executed participating agreements with the Company and may not be issued to or held by any hospital, (ii) the ownership of the Company's Class B voting preferred stock is restricted to the South Dakota State Medical Association, and (iii) the ownership of the Company's Class C non-voting common stock is restricted to (a) medical or osteopathic physicians who have executed participating physician agreements with the Company, (b) a trust or self-directed individual retirement account controlled by such physicians, (c) professional corporations, partnerships, or other entities domiciled in the state of South Dakota, and in which a participating physician is a shareholder, partner, or employee in the practice of medicine, (d) management employees or agents of the Company, the South Dakota State Medical Association, the South Dakota Foundation for Medical Care, or (e) a spouse or child of a shareholder of the Company, if such shares were first held by one of the persons or entities entitled to own Class C common stock. In addition, the Class C non-voting common stock may not be issued or transferred to any hospital or to any natural person or entity who is not a resident or domiciliary of the state of South Dakota.

SHARES ELIGIBLE FOR FUTURE SALE
The Company's Class A voting preferred stock is nontransferable and ownership of the Company's Class B voting preferred stock is restricted to the South Dakota State Medical Association. Approximately 95,400 shares of the Company's Class C non-voting stock are currently owned by the officers and directors of the Company. All of the remaining Class C shares are eligible for resale under Rule 144(k) of the Securities Act of 1933, as amended, subject to the ownership restrictions contained in the Company's Amended and Restated Articles of Incorporation.

HOLDERS
As of March 12, 2003, there were 1,360 holders of record of Class A preferred stock, 1 holder of Class B preferred stock, and 694 holders of record of Class C common stock. There are no options or warrants outstanding.


DIVIDENDS
The Class A and B preferred stockholders are not entitled to dividends. The Company is not required to pay annual cumulative dividends to its Class C common stock. The Board of Directors, at its discretion, can elect to pay dividends in any amount subject to availability of funds and regulatory requirements. As long as the Company exceeds required regulatory capital as required by the Division, there are no dividend restrictions. Regulatory capital as required by the Division at December 31, 2002 and 2001 was $200,000 on a statutory basis of accounting, which the Company significantly exceeded. No dividends were paid in 2002 and none are accrued at December 31, 2002. During 2001, the Company paid dividends of $69,930 on Class C stock.


 6 | DAKOTACARE South Dakota 's Own


STOCK REPURCHASE PLAN
As a service to the Company's shareholders to facilitate liquidity for Class C common stock (Common Stock) in the event of death, disability, or retirement of a shareholder, the Company's Board of Directors adopted a Stock Repurchase Program (Program) which was implemented in February 1998. Participation in the Program is voluntary. No shareholder is required to sell his or her shares of Common Stock under the Program nor is the Company required to purchase any Common Stock under the Program. No shares were acquired in 2002 for the treasury under the Program. During 2001, 33,003 shares were acquired for the treasury under the Program. The value per share was computed using guidelines established in 1995 by an investment organization, and updated using audited consolidated financial statements. These calculations are tested for accuracy and consistency by an independent accounting firm. The purchase and sale of Common Stock under the Program is subject to repurchase conditions as described in the Program.

UNREGISTERED SALES OF SECURITIES
Ownership of the Company's Class A Voting Preferred Stock is restricted to medical or osteopathic physicians who have executed participating physician agreements with the Company. Class A Preferred Stock is nontransferable and holders of these shares do not receive dividends. Each such physician is issued one share of Class A Voting Preferred Stock upon execution of his or her participation agreement and the payment of $10 per share. Upon the termination of a physician's participation agreement, his or her share of Class A Preferred Stock is canceled. During 2002, the Company issued a net increase of 90 shares of Class A Preferred Stock to physicians who entered into participation agreements with the Company. To the extent that the registration provisions of the Securities Act of 1933, as amended, were applicable to these transactions, the Company relied on the exemption from registration contained in Section 4(2) of that act.





                                       South Dakota's Own DAKOTACARE | 7


TOTAL ASSETS
1998 $14,277,389
1999  13,653,782
2000  17,703,578
2001  19,357,890
2002  20,698,002

CASH & INVESTMENTS
1998 $10,275,673
1999   9,818,075
2000  12,775,152
2001  14,281,153
2002  16,015,360

2002 Claims Payment Distribution
Hospital   58%
Physician  29%
Pharmacy   10%
Other       3%

TOTAL REVENUE
1998 $41,420,418
1999  39,570,829
2000  48,423,952
2001  63,898,395
2002  83,611,673

ENROLLMENT-JANUARY 1
1999 78,585
2000 80,551
2001 89,359
2002 113,173
2003 120,369

 8 | DAKOTACARE South Dakota 's Own




                                                          FINANCIAL REVIEW
------------------------------------------------------------------------------

Consolidated Balance Sheets Pages                               10-11

Consolidated Statements of Operations Page                         12

Consolidated Statements of Stockholders 'Equity Page               13

Consolidated Statements of Cash Flows Pages                     14-15

Notes to Consolidated Financial Statements Pages                16-24

Independent Auditor's Report
on the Financial Statements Page                                   25

Management's Discussion and Analysis of Financial
Condition and Results of Operations Pages                       26-29

Selected Financial Data Page                                       30

Directors and Executive Officers Page                              31

Shareholder Information Page                                       31

Agent Directory Page                                               32


                                           South Dakota 's Own DAKOTACARE | 9


SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED d/b/a DAKOTACARE
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001


ASSETS                                                  2002            2001
-------------------------------------------------------------------------------

Current Assets
  Cash and cash equivalents                        $10,543,214      $ 8,673,787
  Investment in securities held to maturity
   (Note 5)                                            448,229          890,714
  Certificates of deposit                            1,400,000        1,300,000
  Receivables (Note 3)                               2,045,091        1,544,987
  Prepaids and other assets                             49,998          135,541
  Deferred income taxes (Note 8)                       891,400          916,000
                                                   ----------------------------
    TOTAL CURRENT ASSETS                            15,377,932       15,377,932
                                                   ----------------------------


Long-Term Investments
  Investment in securities held to maturity
   (Note 5)                                          4,277,417        4,083,452
  Investment in securities available for sale
   (Note 5)                                            146,500          133,200
  Certificates of deposit                              100,000          100,000
  Contracts with life insurance companies               93,532           92,337
                                                   ----------------------------
                                                     4,617,449        4,408,989
                                                   ----------------------------


Property and Equipment, at cost,
  net of accumulated depreciation                      702,621          756,872
                                                   ----------------------------


Deferred Income Taxes (Note 8)                               -          731,000
                                                   ----------------------------
                                                   $20,698,002      $19,357,890
                                                   ============================

See Notes to Consolidated Financial Statements.

10 | DAKOTACARE South Dakota 's Own










LIABILITIES AND STOCKHOLDERS' EQUITY                   2002             2001
-------------------------------------------------------------------------------

Current Liabilities
  Reported and unreported claims payable (Note 7)  $ 9,906,383      $ 8,238,361
  Unearned premiums and administration fees          2,315,745        1,175,871
  Accounts payable and accrued expenses              1,318,078        1,459,263
  Contingency reserves payable (Note 6)              2,215,750        1,584,485
                                                   ----------------------------
     TOTAL CURRENT LIABILITIES                      15,755,956       12,457,980
                                                   ----------------------------
Contingency Reserves Payable (Note 6)                2,974,808        2,262,226
                                                   ----------------------------
Minority Interest in Subsidiaries                        6,676           15,768
                                                   ----------------------------
Commitments and Contingencies (Notes 4 and 13)

Stockholders' Equity (Note 9)
  Class A preferred, voting, no par value, $10
    stated value, 2,500 shares authorized;
    1,350 and 1,260 shares issued at
    December 31, 2002 and 2001;
    liquidation preference of outstanding shares
    of $13,500 and $12,600 at December 31, 2002
    and 2001, respectively                              13,500           12,600
  Class B preferred, voting, no par value,
    $1 stated value, 2,500 shares authorized;
    issued and outstanding 1,300 shares; liquidation
    preference of outstanding shares of $1,300           1,300            1,300
  Class C common, nonvoting, $.01 par value,
    10,000,000 shares authorized; issued
    1,505,760 shares                                    15,058           15,058
  Additional paid-in capital                         3,749,342        3,749,342
  Retained earnings                                   (495,488)       2,173,419
  Accumulated other comprehensive income (loss)          6,029             (624)
  Less cost of Class C common treasury stock,
    140,156 shares                                  (1,329,179)      (1,329,179)
                                                   ----------------------------
                                                     1,960,562        4,621,916
                                                   ----------------------------
                                                   $20,698,002      $19,357,890
                                                   ============================


                                           South Dakota 's Own DAKOTACARE | 11



















SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2002, 2001 and 2000

                                            2002                2001                2000
--------------------------------------------------------------------------------------------

Revenues:
  Premiums                              $ 77,438,834        $ 58,528,766        $ 44,090,588
  Less premiums ceded for reinsurance       (892,324)           (536,260)           (517,055)
                                        ------------        ------------        ------------
                                          76,546,510          57,992,506          43,573,533
  Third party administration fees          5,033,670           4,075,143           3,371,746
  Investment income                          450,123             687,788             767,185
  Other income                             1,581,370           1,142,958             711,488
                                        ------------        ------------        ------------
        TOTAL REVENUES                    83,611,673          63,898,395          48,423,952
                                        ------------        ------------        ------------

Operating expenses:
  Claims incurred                         72,512,508          51,709,053          35,286,842
  Less reinsurance recoveries               (387,865)            (93,629)           (136,291)
                                        ------------        ------------        ------------
                                          72,124,643          51,615,424          35,150,551
  Personnel expenses                       5,804,555           5,212,268           4,486,221
  Commissions                              2,911,295           4,200,967           1,757,300
  Professional fees expenses                 858,814             867,813           1,075,733
  Office expenses                            982,407             746,715             687,326
  Occupancy expenses                         802,962             768,696             787,892
  State insurance taxes                      997,159             686,283             541,413
  Advertising expenses                       534,303             409,074             417,676
  Other general and administrative expenses  795,735             727,854             641,616
                                        ------------        ------------        ------------
        TOTAL OPERATING EXPENSES          85,811,873          65,235,094          45,545,728
                                        ------------        ------------        ------------
        INCOME (LOSS) BEFORE INCOME
          TAXES AND MINORITY INTEREST     (2,200,200)         (1,336,699)          2,878,224
Income taxes (benefit) (Note 8)              494,201            (527,767)          1,034,917
                                        ------------        ------------        ------------
INCOME (LOSS) BEFORE MINORITY INTEREST    (2,694,401)           (808,932)          1,843,307
Minority interest in (loss)
  of subsidiaries                            (25,494)            (91,322)           (110,670)
                                        ------------        ------------        ------------
        NET INCOME (LOSS)               $ (2,668,907)       $   (717,610)       $  1,953,977
                                        ============        ============        ============

Earnings (loss) per common share        $      (1.95)       $      (0.52)       $       1.38
                                        ============        ============        ============

See Notes to Consolidated Financial Statements.

12 | DAKOTACARE South Dakota 's Own






SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               Class A          Class B
                                             Comprehensive    Preferred        Preferred
                                              Income(Loss)       Stock           Stock
- ---------------------------------------------------------------------------------------
Balance, December 31, 1999                                     $ 11,480           $ 1,300
   Issuance of Class A preferred stock                              950                 -
   Redemption of Class A preferred stock                           (640)                -
   Dividends paid ($0.05 per share)
    on Class C common stock                                           -                 -
   Purchase of treasury stock                                         -                 -
   Comprehensive income:
      Net income                             $ 1,953,977              -                 -
      Net change in unrealized loss on
        securities available for sale             33,691              -                 -
                                              -----------
      Comprehensive income                   $ 1,987,668
                                              -------------------------------------------
Balance, December 31, 2000                                       11,790             1,300
   Issuance of Class A preferred stock                            1,230                 -
   Redemption of Class A preferred stock                           (420)                -
   Dividends paid ($0.05 per share)
    on Class C common stock                                           -                 -
   Purchase of treasury stock                                         -                 -
   Comprehensive (loss):
      Net (loss)                             $  (717,610)             -                 -
      Net change in unrealized loss on
        securities available for sale                599              -                 -
                                              -----------
      Comprehensive (loss)                   $  (717,011)
                                              -------------------------------------------
Balance, December 31, 2001                                       12,600             1,300
   Issuance of Class A preferred stock                            1,060                 -
   Redemption of Class A preferred stock                           (160)                -
   Comprehensive (loss):
      Net (loss)                             $(2,668,907)             -                 -
      Net change in unrealized gain(loss)
        on securities available for sale           6,653              -                 -
                                              -----------
      Comprehensive (loss)                   $(2,662,254)
                                              -------------------------------------------
Balance, December 31, 2002                                     $ 13,500       $     1,300
                                                               ==========================

See Notes to Consolidated Financial Statements.


                                     F-5








                                                     Accumulated
               Class C    Additional                    Other
                Common     Paid-In       Retained   Comprehensive  Treasury
                Stock      Capital       Earnings    Income(Loss)   Stock        Total
------------------------------------------------------------------------------------------
              $  15,058  $3,749,342    $ 1,076,912  $ (34,914)  $  (579,179)  $ 4,239,999
                      -           -              -          -             -           950
                      -           -              -          -             -          (640)
                      -           -        (69,930)         -             -       (69,930)
                      -           -              -          -      (250,000)     (250,000)

                      -           -      1,953,977          -             -     1,953,977

                      -           -              -     33,691             -        33,691

      ------------------------------------------------------------------------------------
                 15,058   3,749,342      2,960,959     (1,223)     (829,179)    5,908,047
                      -           -              -          -             -         1,230
                      -           -              -          -             -          (420)
                      -           -        (69,930)         -             -       (69,930)
                      -           -              -          -      (500,000)     (500,000)

                      -           -       (717,610)         -             -      (717,610)

                      -           -              -        599             -           599

    --------------------------------------------------------------------------------------
                 15,058   3,749,342      2,173,419       (624)   (1,329,179)    4,621,916
                      -           -              -          -             -         1,060
                      -           -              -          -             -          (160)
                      -           -     (2,668,907)         -             -    (2,668,907)

                      -           -              -      6,653             -         6,653

    --------------------------------------------------------------------------------------
              $  15,058  $3,749,342    $  (495,488)  $  6,029   $(1,329,179)  $ 1,960,562
    ======================================================================================


                                           South Dakota 's Own DAKOTACARE | 13



















SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED d/b/a DAKOTACARE
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                      2002            2001           2000
----------------------------------------------------------------------------------------------
Cash Flows From Operating Activities
 Net income (loss)                                $(2,668,907     $ (717,610)    $1,953,977
 Adjustments to reconcile net income (loss) to
   net cash provided by operating activities:
   Depreciation                                       296,044        287,969        336,776
   Minority interest in (loss) of subsidiaries        (25,494)       (91,322)      (110,670)
   Amortization of discounts and premiums on
     investments, net                                (143,617)      (140,797)      (134,399)
   Loss on disposal of equipment                        6,439              -         16,076
   Loss on sale of equity securities                        -              -         27,437
   (Increase) decrease in receivables                (500,104)       324,701       (940,660)
   (Increase) decrease in prepaids and other assets    85,543        (34,111)        39,083
   (Increase) decrease in deferred income taxes       755,600       (394,000)      (204,400)
   Increase in reported and unreported
     claims payable                                 1,668,022      2,406,890      1,164,218
   Increase in unearned premiums
     and administration fees                        1,139,874        149,360        176,734
   Increase (decrease) in accounts payable
     and accrued expenses                            (141,185)      (253,485)       894,347
   Increase in contingency reserves payable         1,343,847        971,239        152,121
                                                  ------------------------------------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES    1,816,062      2,508,834      3,370,640
                                                  ------------------------------------------
 Cash Flows From Investing Activities
   Available for sale securities:
     Purchased                                         (6,647)        (7,201)       (46,310)
     Sales                                                  -              -        213,564
   Held to maturity securities:
     Matured or called                              1,350,000        890,000        437,248
     Purchased                                       (957,863)    (1,065,221)    (1,484,233)
   Repayments on collateralized mortgage obligations        -          2,090          8,485
   Proceeds from maturities of certificates
     of deposit                                     1,400,000      1,200,000      1,000,000
   Purchases of certificates of deposit            (1,500,000)    (1,350,000)    (1,200,000)
   (Increase) decrease in contracts with
     life insurance companies                          (1,195)         8,782          5,970
   Proceeds from the sale of property and equipment       200              -              -
   Purchase of property and equipment                (248,432)      (141,650)      (145,566)
                                                  ------------------------------------------
       NET CASH PROVIDED BY (USED IN)
         INVESTING ACTIVITIES                          36,063       (463,200)    (1,210,842)
                                                  ------------------------------------------

See Notes to Consolidated Financial Statements.


14 | DAKOTACARE South Dakota 's Own





                                                         2002           2001           2000
                                                    ------------------------------------------
 Cash Flows From Financing Activities
   Proceeds from issuance of capital stock          $     1,060     $    1,230     $      950
   Redemption of capital stock                             (160)          (420)          (640)
   Payment of dividends                                       -        (69,930)       (69,930)
   Purchase of treasury stock                                 -       (500,000)      (250,000)
   Increase (decrease) in minority investment
    in subsidiary                                        16,402       (242,241)       105,000
                                                    ------------------------------------------
        NET CASH PROVIDED BY(USED IN) FINANCING
        ACTIVITIES                                       17,302       (811,361)      (214,620)
                                                    ------------------------------------------
        INCREASE IN CASH AND CASH EQUIVALENTS         1,869,427      1,234,273      1,945,178


 Cash and Cash Equivalents
   Beginning                                          8,673,787      7,439,514      5,494,336
                                                    ------------------------------------------
   Ending                                           $10,543,214      8,673,787     $7,439,514
                                                    ==========================================
 Supplemental Disclosures of Cash Flow Information
   Cash payments for:
     Income taxes, net of refunds                   $   (81,799)       200,000     $1,007,032

 Supplemental Disclosures of Noncash Investing
   and Financing Activities
     Decrease/increase in unrealized loss/gain on
       securities available for sale                $     6,653            599     $   33,691



                                           South Dakota 's Own DAKOTACARE | 15


























SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of business: South Dakota State Medical Holding Company, Incorporated (the Company), is a South Dakota licensed health maintenance organization (HMO) d/b/a DAKOTACARE. The Company has contracted with hospitals, physicians and other providers to provide health care services to policyholders.
Policyholders are employee groups located in South Dakota.

A summary of the Company's significant accounting policies follows:

Principles of consolidation: The accompanying consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries, DAKOTACARE Administrative Services, Incorporated (DAS), and DAKOTACARE Insurance, LTD. (DIL), and its majority owned subsidiary, Carewest, Inc. (Carewest). DAS and Carewest are third party administrators of health care plans for independent employer companies. DIL's primary activity is in providing reinsurance quota share excess medical stop loss coverage to DAS' self funded customers. All intercompany balances and transactions have been eliminated in consolidation.

Basis of financial statement presentation: The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to significant change in the near-term relate to the liabilities for contingency reserves payable and reported and unreported claims payable, and the valuation allowance on deferred tax assets.

Cash and cash equivalents: For purposes of reporting the statements of cash flows, the Company includes as cash equivalents all cash accounts and highly liquid debt instruments which are not subject to withdrawal restrictions or penalties. Certificates of deposit are considered investments as all have been purchased with maturities in excess of ninety days. Although the Company maintains its cash accounts in a limited number of commercial banks, the Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Receivables: Receivables are recorded based on amounts billed to customers, subscribers, and other third party payors, and amounts estimated to be received or recovered from reinsurers and other third party payors. The Company evaluates the collectibility of such receivables monthly based on the third party payors' financial condition, credit history, and current economic conditions. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded when received.

Investment securities: Investment securities classified as held to maturity are those debt securities that the Company has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs, or changes in general economic conditions. These securities are stated at amortized cost.

Investment securities classified as available for sale are marketable equity securities and those debt securities that the Company intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Company's assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors. Investment securities available for sale are carried at fair value. Unrealized gains or losses are reported as increases or decreases in comprehensive income, net of the related deferred tax effect, if any.

Premiums and discounts on investments in debt securities are amortized over their contractual lives. The method of amortization results in a constant effective yield on those securities (the interest method). Interest on debt securities is recognized in income as accrued. Realized gains and losses on the sale of investment securities are determined using the specific identification method.

Depreciation: Building and building improvements are depreciated using straight-line methods over the estimated useful lives of the assets, which are twenty to thirty-nine years. Depreciation on furniture, equipment and automobiles is computed using straight-line methods based upon the estimated useful lives of the respective assets, which is principally five to seven years.

                                               2002                2001
                                          ----------------------------------
Furniture, equipment and automobiles       $ 2,483,474         $ 2,390,194
Building and building improvements              53,370              53,370
Other                                          140,236             134,818
                                          ----------------------------------
                                             2,677,080           2,578,382
Less accumulated depreciation                1,974,459           1,821,510
                                          ----------------------------------
                                            $  702,621         $   756,872
                                          ==================================

16 | DAKOTACARE South Dakota 's Own


SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

Revenue recognition: Premiums are billed in advance of their respective coverage periods. Income from such premiums is recorded as earned during the coverage period; the unearned portion of premiums received prior to the end of the coverage period is recorded as unearned premiums. Revenue is reduced by reinsurance premiums ceded to reinsurance companies. Third party administration fees are recorded as earned in the period in which the related services are performed. The unearned portion of fees received but not earned prior to the end of the contract is recorded as unearned administration fees.

Reported and unreported claims payable: The coverage offered by the Company is on an occurrence basis which provides for payment of claims which occur during the period of coverage regardless of when the claims are reported. Reported and unreported claims payable consist of actual claims reported to be paid and estimates of health care services rendered but not reported and to be paid. The liabilities for reported and unreported claims payable have been estimated by utilizing statistical information developed from historical data, current enrollment, health service utilization statistics and other related information. In addition, the Company uses the services of an independent actuary in the determination of its year end liabilities. The accruals are continually monitored and reviewed and as adjustments to the estimated liabilities become necessary, such adjustments are reflected in current operations.


Income taxes: Deferred taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Segment reporting: Operating segments are defined as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company's operations are classified into three business segments.

Earnings (loss) per common share: Earnings (loss) per common share was calculated by dividing net income (loss) by the weighted average number of Class C common shares outstanding during each period. The weighted average number of Class C common shares outstanding was 1,365,604 in 2002, 1,379,258 in 2001 and 1,412,869 in 2000. All references to earnings (loss) per share in the consolidated financial statements are to basic earnings (loss) per share, as the Company has no potentially issuable common stock.

Recent accounting pronouncements: The Financial Accounting Standards Board has issued certain Statements of Financial Accounting Standards, which have required effective dates occurring after the Company's December 31, 2002 year end. The Company's financial statements are not expected to be materially affected by those accounting pronouncements.

NOTE 2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and cash equivalents and certificates of deposit: The carrying amount approximates fair value because of the relative short maturity of those instruments.

Investments: Fair values for the Company's investment securities are based on quoted market prices. At December 31, 2002, the carrying amount and fair value of the Company's investment securities was $4,872,146 and $5,167,060, respectively. At December 31, 2001, the carrying amount and fair value of the Company's investment securities was $5,107,366 and $5,236,548, respectively.

Accrued interest receivable: The carrying amount approximates fair value due to the nature of the balances recorded.

                                           South Dakota 's Own DAKOTACARE | 17



SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

NOTE 3. RECEIVABLES

Receivables consist of the following:

                                                 2002            2001
                                               --------      ----------
  Income taxes                               $  526,600     $  347,000
  Drug manufacturer chargebacks                 308,700        286,170
  Subrogation, net of recovery expenses         150,000        140,000
  Coordination of benefits recoverable          217,400        116,300
  Third party administrator receivables         104,878        109,784
  Reinsurance                                   116,370         84,088
  Hospital receivables                                -         75,790
  Premiums                                       64,300         67,962
  Funds withheld by ceding insurer              163,041         56,362
  Interest                                       43,460         51,281
  Commissions                                   200,662         49,057
  Other                                         149,680        161,193
                                             ----------      ----------
                                              2,045,091      1,544,987
  Less allowance for doubtful accounts                -              -
                                             ----------      ----------
                                             $2,045,091     $1,544,987
                                             ==========      ==========

NOTE 4. REINSURANCE

The Company's policy is to reinsure that portion of risk in excess $125,000 of covered hospital inpatient expenses of any enrollee per contract year, subject to a coinsurance provision which ranged from 50% to 90% based on average daily amounts specified in the plan, and a $2,000,000 lifetime maximum benefit per enrollee. The Company would be liable for any obligations that the reinsuring company is unable to meet under the reinsurance agreement.

This reinsurance agreement also provides for enrollee benefits to be paid in the event the Company should cease operations or become insolvent, and a conversion privilege for all enrollees in the event of plan insolvency and for any enrollee that moves out of the service area of the Company.


NOTE 5. INVESTMENT SECURITIES

Investment securities at December 31, 2002 are as follows:

                                                         Gross         Gross
                                        Amortized      Unrealized   Unrealized       Fair
                                           Cost          Gains       (Losses)        Value
                                      --------------------------------------------------------
Debt securities held to maturity:
  Obligations of U.S. treasury, government
    agencies and corporations          $  590,751      $  57,560      $       -     $  648,311
  Obligations of state and
    political subdivisions              3,446,166        150,420           (293)     3,596,293
  Corporate bonds                         688,729         87,227              -        775,956
                                        -------------------------------------------------------
                                       $4,725,646      $ 295,207      $    (293)    $5,020,560
                                      ========================================================
Equity securities available for sale:
  Bond mutual fund                     $  140,471      $   6,029      $       -     $  146,500
                                      ========================================================


18 | DAKOTACARE South Dakota 's Own

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

The amortized cost and estimated fair values of debt securities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because the borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    December 31, 2002
                                            ------------------------------
                                              Amortized
                                                 Cost           Fair Value
                                            ------------------------------

  Due in one year                           $   448,229        $   458,332
  Due after one year through five years       1,512,585          1,647,605
  Due after five years through ten years      2,235,077          2,363,685
  Due after ten years                           529,755            550,938
                                            ------------------------------
                                            $ 4,725,646        $ 5,020,560
                                            ==============================

Investment securities at December 31, 2001 are as follows:

                                                         Gross         Gross
                                        Amortized      Unrealized   Unrealized       Fair
                                           Cost          Gains       (Losses)        Value
                                      --------------------------------------------------------
Debt securities held to maturity:
  Obligations of U.S. treasury, government
    agencies and corporations          $  952,097      $  57,106      $       -     $1,009,203
  Obligations of state and
    political subdivisions              3,335,293         61,293        (29,205)     3,367,381
  Corporate bonds                         686,776         39,988              -        726,764
                                        -------------------------------------------------------
                                       $4,974,166      $ 158,387      $ (29,205)    $5,103,348
                                      ========================================================
Equity securities available for sale:
  Bond mutual fund                     $  133,824      $       -      $    (624)    $  133,200
                                      ========================================================

The components of other comprehensive income (loss) - net change in unrealized gain(loss) on securities available for sale are as follows:

                                                            Years Ended December 31,
                                                  ------------------------------------------
                                                       2002            2001          2000
                                                  ------------------------------------------
Unrealized holding gain arising
  during the period                               $   6,653        $    599      $   6,254
Add reclassification adjustment for net
  losses realized in net income                           -               -         27,437
                                                  ------------------------------------------
Net change in unrealized (loss) before income taxes   6,653             599         33,691
Income taxes                                              -               -              -
                                                  ------------------------------------------
    Other comprehensive income - net
        change in unrealized (loss) on
        securities available for sale             $   6,653        $    599      $  33,691
                                                  ==========================================

There were no sales of debt or equity securities during the years ended December 31, 2002 and 2001, and accordingly, no reclassification adjustments on investment securities for those years. Proceeds from the sale of securities available for sale in 2000 were $213,564 and resulted in gross losses of $27,437. At December 31, 2002 and 2001, no individual investments in obligations of state and political subdivisions exceeded 10% of the Company's equity. At December 31, 2002 and 2001, the Company had certificates of deposit of $900,000 on deposit with the South Dakota Department of Commerce and Regulation, Division of Insurance (Division of Insurance), to meet the deposit requirement of state insurance laws.


NOTE 6.  CONTINGENCY RESERVES PAYABLE

The Company's agreements with participating physicians provide that up to 20% of fees for services provided, as submitted to the Company, may be withheld to provide a contingency reserve that may be used to fund operations or meet other financial requirements of the Company. The percentage withheld for the years 2000 through 2002 was 15%. The amounts withheld may be paid to the participating physicians at the discretion of the Board of Directors of the Company, although the Company is not contractually obligated to pay out amounts withheld. Management estimates the expected amount of contingency reserves to be paid to participating physicians and records a liability based upon factors such as cash flow needs, net income, and accumulations of amounts withheld. Payments to physicians are made at such times as the Board of Directors approves payouts. The recorded liability at December 31, 2002 is equal to actual amounts withheld for the years ended December 31, 2002 and 2001.
During 2002, the Company's Board of Directors, with approval from the Division of Insurance, voted to write off $1,575,224 of contingency reserves withheld in 2000, which reduced claims expense in 2002 and was accounted for as a change in accounting estimate. This change had the effect of decreasing the net loss for 2002 by $1,039,648, or $.75 per common share, net of income taxes.

                                           South Dakota 's Own DAKOTACARE | 19



SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

NOTE 7.  REPORTED AND UNREPORTED CLAIMS PAYABLE

Activity in the liability for reported and unreported claims payable is summarized as follows:

                                              2002                2001                2000
                                          ---------------------------------------------------
Balance at January 1                      $ 8,238,361         $ 5,831,471         $ 4,667,253
                                          ---------------------------------------------------
Incurred related to:
  Current year                             73,887,831          51,684,791          36,025,786
  Prior years                                (187,964)            (69,367)           (875,235)
  Contingency reserves written off         (1,575,224)                  -                   -
                                          ---------------------------------------------------
Total incurred                             72,124,643          51,615,424          35,150,551
                                          ---------------------------------------------------
Paid related to:
  Current year                             62,331,756          43,493,105          29,842,349
  Prior years                               8,157,147           5,748,359           4,195,142
                                          ---------------------------------------------------
Total paid                                 70,488,903          49,241,464          34,037,491
                                          ---------------------------------------------------
Less reinsurance recoverables at January 1    (84,088)            (51,158)                  -
Plus reinsurance recoverables at December 31  116,370              84,088              51,158
                                          ---------------------------------------------------
Balance at December 31                    $ 9,906,383         $ 8,238,361         $ 5,831,471
                                          ===================================================


NOTE 8.  INCOME TAX MATTERS

The Company is taxable as a property and casualty insurance company under section 831 of the Internal Revenue Code. The code prescribes certain adjustments to book income to arrive at taxable income which include adjustments to unearned premiums, discounting of loss reserves and proration of tax-exempt income. In addition, increases in contingency reserves, which are included as claims expenses, are not allowable as tax deductions until actually paid. The Company files a consolidated income tax return with its subsidiaries, DAS, DIL and Carewest.

The net deferred tax assets consist of the following components at December 31:

                                                                   2002           2001
                                                             ----------------------------
Deferred tax assets:
  Contingency reserves payable                               $ 1,764,800      $ 1,308,000
  Reported and unreported claims payable                          92,200           81,000
  Unearned premiums                                              151,800           72,000
  Accrued expenses and other                                     193,900          233,000
  Net operating loss carryforward of subsidiaries                169,100          178,000
                                                             ----------------------------
                                                               2,371,800        1,872,000
  Less valuation allowance                                     1,430,300          157,000
                                                             ----------------------------
                                                                 941,500        1,715,000
                                                             ----------------------------
Deferred tax liability:
  Property and equipment and other                               (50,100)         (68,000)
                                                             ----------------------------
                                                             $   891,400      $ 1,647,000
                                                             ============================
Reflected on the accompanying balance sheets as follows:

                                                                  2002           2001
                                                             ----------------------------
Current assets                                               $   891,400      $   916,000
Noncurrent assets                                                      -          731,000
                                                             ----------------------------
                                                             $   891,400      $ 1,647,000
                                                             ============================

20 | DAKOTACARE South Dakota 's Own

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
---------------------------------------------------------------------------

During the year ended December 31, 2002, the Company recorded an additional valuation allowance of $1,273,300 on the deferred tax assets to reduce the total to an amount that management believes will ultimately be realized. Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income.

The components of income tax expense as of December 31 are as follows:


                                    2002         2001           2000
                                ---------------------------------------
Current (recoverable)           $ (261,399   $ (133,767)  $1,239,317
Deferred (benefit)                 755,600     (394,000)    (204,400)
                                ---------------------------------------
                                $  494,201   $ (527,767)  $1,034,917
                                =======================================


Total income tax expense differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to income before income taxes as a result of the following:

                                                       2002          2001           2000
                                                    ---------------------------------------
Computed "expected" tax expense (benefit)           $ (770,070)   $ (468,000)   $1,007,000
Tax exempt interest                                    (44,456)      (43,709)      (40,487)
Lobbying                                                 6,297         7,188         5,562
Change in valuation allowance for deferred
  tax assets                                         1,273,300         9,000        27,700
Effect of tax rate brackets and other                   29,130       (32,246)       35,142
                                                    ---------------------------------------
                                                    $  494,201    $ (527,767)   $1,034,917
                                                    ======================================




NOTE 9.  CAPITAL STOCK

The Class A voting preferred stock is not entitled to receive dividends or other distributions, except for redemption by the Company. In the event of a liquidation, each share of Class A preferred stock would be given priority over Class B and C stock and would be entitled to receive a preferential payment in an amount up to (and not to exceed) its stated value of $10 per share. The Class A preferred stock is restricted to ownership by medical and osteopathic physicians who have executed a participating physician agreement with the Company and may not be issued to or held by a hospital.

The Class B voting preferred stock is restricted to ownership by the South Dakota State Medical Association, an affiliated company, and is not entitled to receive dividends. In the event of a liquidation, each share of Class B preferred stock would be given priority over Class C stock and would be entitled to receive a preferential payment after all preferential payments have been made to the holders of Class A preferred stock, in an amount up to (and not to exceed) its par value of $1 per share.

The Class C nonvoting common stock is not entitled to cumulative dividends and has no preference in a liquidation. The Class C common stock is restricted to ownership by the following persons or entities: (1) physicians entitled to ownership of Class A stock, (2) a trust or self-directed individual retirement account controlled by a physician entitled to ownership of Class A stock, (3) a professional corporation, partnership or other entity domiciled in the State of South Dakota and in which a physician entitled to ownership of Class A stock is a shareholder, partner, or employee in the practice of medicine, (4) management, employees or agents of the Company, the South Dakota State Medical Association, or the South Dakota Foundation for Medical Care, or (5) the spouse or children of such physician or other person set forth in (1) or (4) above.

To facilitate liquidity for Class C common stock (Common Stock) in the event of death, disability, or retirement of a shareholder, the Company's Board of Directors has a Stock Repurchase Program (Program). Participation in the Program is voluntary. No shareholder is required to sell his or her shares of Common Stock under the Program nor is the Company required to purchase any Common Stock under the Program. The purchase and sale of Common Stock under the Program is subject to repurchase conditions as described in the Program. The Board of Directors of the Company may, at any time, modify or terminate the Program. The Company may also, at its discretion, offer to repurchase shares of Common Stock outside of the Program in compliance with applicable laws. During 2001 and 2000, 33,003 and 34,341 shares, respectively, were acquired for the treasury under the Program. No shares were acquired during 2002.


                                           South Dakota 's Own DAKOTACARE | 21



SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

Regulatory capital as required by the Division of Insurance at December 31, 2002 and 2001 was $200,000 on a statutory basis of accounting, which the Company significantly exceeded. As long as the Company exceeds required regulatory capital, it is not restricted by the Division of Insurance in the amount of dividends it may pay.

The Company is also subject to risk based capital (RBC) requirements promulgated by the National Association of Insurance Commissioners (NAIC).
The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. The Company exceeded Regulatory Action Level RBC at December 31, 2002, but did not exceed the Company Action Level RBC. The Company will formulate a plan to achieve and exceed this requirement, then submit it to the Division for approval.


NOTE 10.  LEASES AND TRANSACTIONS WITH AFFILIATE

On January 1, 2002, the Company entered into a three year lease of office space with the South Dakota State Medical Association, which requires minimum monthly rentals of $18,982. On January 1, 2001, Carewest entered into a three year lease which requires minimum monthly rentals of $1,500. The total minimum rental commitment at December 31, 2002 under the leases mentioned above is $491,568, in which half of such amount is due in each of the next two years. The Company also has entered into other short-term lease agreements for which the total rental commitment at December 31, 2002 was not significant. Total rental payments for the years ended December 31, 2002, 2001 and 2000 were $252,087, $239,216 and $217,162, respectively.

The Company provides group health insurance coverage for employees of the South Dakota State Medical Association. Total premium income from the affiliate for the years ended December 31, 2002, 2001 and 2000 was $85,005, $66,086 and $55,689, respectively.

NOTE 11.  RETIREMENT PLAN AND DEFERRED COMPENSATION

The Company is included in a qualified money-purchase pension plan with the South Dakota State Medical Association and the South Dakota Foundation for Medical Care. This multiple-employer plan covers employees who have attained age 21, and have completed one year of service. Contributions, which are required under the plan, were an amount equal to 11.5% of the participants' compensation for the twelve-month periods ending September 1, 2002, 2001 and 2000. Retirement plan expense for the years ended December 31, 2002, 2001 and 2000 was $386,588, $374,633 and $275,421, respectively.

In connection with employment contracts between the Company and certain officers, provision has been made for future compensation which is payable upon the completion of the earlier of 25 years of service to the Company and related organizations or attainment of the age of 65 or any earlier retirement age specified by the Board of Directors by resolution. At December 31, 2002 and 2001, $77,026 and $78,112, respectively, was accrued under these contracts.


NOTE 12.  SEGMENT INFORMATION

The Company has three reportable segments:  Health Maintenance Organization
(HMO), Third Party Administration (TPA) and Reinsurance. The HMO segment consists of the operations of the Company. The Company is a South Dakota licensed HMO engaged in the development of comprehensive health care delivery systems. The TPA segment consists of the operations of DAS and Carewest, which are TPA's of healthcare plans for independent employer companies. The reinsurance segment consists of the operations of DIL. DIL's primary activity is in providing reinsurance quota share excess medical stop loss coverage to DAS' self funded customers.

The Company evaluates performance and allocates resources based on net income determined under accounting principles generally accepted in the United States of America. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. The Company allocates payroll costs incurred based on the activities of admitting new enrollees and in adjudicating claims. The HMO segment profit includes the equity in earnings (loss) of the TPA and reinsurance segments. Intersegment revenues primarily relate to equipment rental charges which are based on the depreciation on the underlying assets.

22 | DAKOTACARE South Dakota 's Own

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
---------------------------------------------------------------------------

The Company's reportable segments are derived from the operations of the Company and subsidiaries that offer different products. The reportable segments are managed separately because they provide distinct services.

Year Ended December 31, 2002            HMO            TPA        Reinsurance       Totals
                                  ----------------------------------------------------------
Revenues from external customers   $ 77,759,341    $ 5,553,709    $ 496,205      $ 83,809,255
Intersegment revenues                         -        249,288            -           249,288
Investment income                       441,575          6,753        1,795           450,123
Depreciation expense                     83,350        212,694            -           296,044
Segment profit (loss)                (2,668,907)       171,596          492        (2,496,819)
Equity in net income of subsidiaries    197,582              -            -           197,582
Income taxes                            359,201        135,000            -           494,201
Segment assets                       20,199,597      1,510,867      692,004        22,402,468


Year Ended December 31, 2001            HMO            TPA        Reinsurance       Totals
                                  ----------------------------------------------------------
Revenues from external customers   $ 58,945,048    $ 4,388,962    $ 410,350      $ 63,744,360
Intersegment revenues                         -        233,662            -           233,662
Investment income                       653,296         25,480        9,012           687,788
Depreciation expense                     76,212        211,757            -           287,969
Segment profit (loss)                  (717,610)      (421,426)     176,069          (962,967)
Equity in net (loss) of subsidiaries   (154,035)             -            -          (154,035)
Income tax (benefit)                   (478,400)       (49,367)           -          (527,767)
Segment assets                       18,915,606      1,286,102      622,372        20,824,080


Year Ended December 31, 2000            HMO            TPA        Reinsurance       Totals
                                  ----------------------------------------------------------
Revenues from external customers   $ 44,194,355    $ 3,588,674    $ 661,462      $ 48,444,491
Intersegment revenues                         -        255,824            -           255,824
Investment income                       685,367         63,040       18,778           767,185
Depreciation expense                     80,549        256,227            -           336,776
Segment profit (loss)                 1,953,977       (168,270)      78,139         1,863,846
Equity in net income of subsidiaries     20,539              -            -            20,539
Income tax expense                    1,004,667         30,250            -         1,034,917
Segment assets                       16,838,497      1,839,801      598,647        19,276,945




                                           South Dakota 's Own DAKOTACARE | 23

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------

                                                      2002           2001           2000
                                                ---------------------------------------------
Revenues
Total external revenues for reportable segments $ 83,809,255      $ 63,744,360   $ 48,444,491
Intersegment revenues for reportable segments        249,289           233,662        255,824
Elimination of intersegment revenues                (249,289)         (233,662)      (255,824)
Elimination of net income (loss) of subsidiaries     197,582          (154,035)        20,539
                                                ---------------------------------------------
    Total consolidated revenues                 $ 83,611,673      $ 63,898,395   $ 48,423,952
                                                =============================================

Income or Loss
Total income (loss) for reportable segments     $ (2,496,819)     $   (962,967)  $  1,863,846
Elimination of equity in net (loss)
  of subsidiaries                                    197,582          (154,035)        20,539
Minority interest in income (loss) of subsidiaries   (25,494)          (91,322)      (110,670)
                                                ---------------------------------------------
    Total consolidated net income (loss)        $ (2,668,907)     $   (717,610)  $  1,953,977
                                                =============================================

Assets
Total assets for reportable segments            $ 22,402,468      $ 20,824,080   $ 19,276,945
Elimination of intercompany receivable              (174,793          (234,696)      (153,092)
Elimination of investment in subsidiaries         (1,529,673)       (1,231,494)    (1,420,273)
                                                ---------------------------------------------
    Total consolidated assets                   $ 20,698,002      $ 19,357,890   $ 17,703,580
                                                =============================================

NOTE 13.  LITIGATION

The Company is involved in legal actions in the ordinary course of its business. Although the outcome of any such legal actions cannot be predicted, in the opinion of management, there is no legal proceeding pending against or involving the Company for which the outcome is likely to have a material adverse effect upon the consolidated financial position or results of operations of the Company as of and for the year ended December 31, 2002.

During 1998, a substantial claim was filed against the Company in circuit court which alleged wrongful nonrenewal of a sales agency contract and sought compensatory and punitive damages. The lawsuit was settled in 2001 and all payables and expenses were fully recorded in the accompanying 2001 consolidated financial statements.


NOTE 14.  QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Year ended December 31, 2002         1st Quarter    2nd Quarter    3rd Quarter   4th Quarter
-----------------------------------------------------------------------------------------------
Total revenues                      $19,823,740   $20,488,982    $21,148,502   $22,150,449
Claims incurred, net                 16,582,669    17,771,360     18,886,559    18,884,055 (2)
Total operating expenses             20,128,624    21,180,246     22,352,378    22,150,625
Net (loss)                             (287,150)     (437,971)      (727,429)   (1,216,357)

(Loss) per share                    $     (0.21)  $     (0.32)   $     (0.53)  $     (0.89)


Year ended December 31, 2001         1st Quarter    2nd Quarter    3rd Quarter   4th Quarter
-----------------------------------------------------------------------------------------------
Total revenues                      $14,609,754   $15,381,707    $16,534,612   $17,372,322
Claims incurred, net                 11,658,449    11,680,324     12,592,451    15,684,200
Total operating expenses             14,595,560    14,465,608     17,406,493 (1)18,767,433
Net income (loss)                       106,907       556,573       (603,289)     (777,801)

Earnings (loss) per share           $      0.08   $      0.40    $     (0.44)  $     (0.57)


(1) Includes the settlement of a lawsuit (Note 13).

(2) Net of the write off of $1,575,224 of contingency reserves payable(Note 6).


24 | DAKOTACARE South Dakota 's Own



INDEPENDENT AUDITOR 'S REPORT


McGLADREY & PULLEN, LLP
-------------------------
Certified Public Accountants


To the Board of Directors
South Dakota State Medical Holding Company, Incorporated d/b/a DAKOTACARE
Sioux Falls, South Dakota

We have audited the accompanying consolidated balance sheets of South Dakota State Medical Holding Company, Incorporated d/b/a DAKOTACARE and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of South Dakota State Medical Holding Company, Incorporated d/b/a DAKOTACARE and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGLADREY & PULLEN, LLP

Sioux Falls, South Dakota
February 28, 2003

                                           South Dakota 's Own DAKOTACARE | 25




MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL
The following operating statistics are presented for DAKOTACARE's operation as A health maintenance organization only and do not include the operations of its subsidiaries for the years ended December 31, 2002, 2001, 2000, and 1999. The results indicated in the following tables are not indicative of future operating results.

The combined ratio, which reflects underwriting results but not investment and ancillary income, is a traditional measure of the underwriting performance of a health maintenance organization. A combined ratio of less than 100% indicates underwriting profitability while a combined ratio in excess of 100% indicates an underwriting loss.

                                                  Years Ended December 31,
                                               -----------------------------
                                                2002    2001    2000    1999
                                                ----    ----    ----    ----
   Loss ratio                                   94.3%   89.4%   81.4%   87.5%
   Expense ratio                                10.7    15.0    15.1    15.8
                                               -----   -----    ----    ----
     Combined ratio                            105.0%  104.4%   96.5%  103.3%
                                               =====   ======  ======  ======

The loss ratio is computed by dividing the net claims expense into net premium revenue. The Company's results of operations will be affected by the changes in the loss ratio. The loss ratio may vary from period to period depending principally on claims experience. The expense ratio is computed by taking the sum of the remaining operating expenses of the health maintenance organization divided by net premium revenue.

The net increase in the loss ratio was due to increased claims and cost per claim on a per member basis, which was greater than the increased revenues on a per member basis. The expense ratio decreased due to the large increase in premiums and the ability to maintain the actual costs of the administrative expenses at a relatively constant amount. See Comparison of Years
December 31, 2002 and December 31, 2001 and Comparison of Years
December 31, 2001 and December 31, 2000.





RESULTS OF OPERATIONS

GENERAL
The following results of operations include the operations of DAKOTACARE and its subsidiaries for the years ended December 31, 2002, 2001, and 2000.


COMPARISON OF YEARS DECEMBER 31, 2002 AND DECEMBER 31, 2001

GENERAL
The Company's net loss increased $1,951,297 to a loss of $2,668,907 for the year ended December 31, 2002, as compared to a loss of $717,610 for the year ended December 31, 2001. This increase was primarily due to an increase in net claims expense of $20,509,219, an increase in income taxes of $1,021,968, an increase in administrative expenses of $67,560, and a decrease in minority interest in loss of subsidiaries of $65,828. These were offset by an increase in net premium revenues of $18,554,004 and an increase in other revenues of $1,159,274.


REVENUES
Total revenues increased $19,713,278, or 30.9%, for the year ended December 31, 2002, as compared to December 31, 2001. Revenues from net premiums generated by the health maintenance organization increased $18,460,931. This increase is attributable to a 19.9% increase in the number of enrollee months and a 10.1% increase in the net premium earned per enrollee for the year ended
December 31, 2002, as compared to December 31, 2001. Revenues from the third party administration fees increased by $958,527 due to increased fees per enrollee totalling 7.2% and increased enrollee months of 10.5%. Investment income decreased $237,665 due primarily to decreased average rates earned on invested assets, but was somewhat offset by the increase in the amount of invested assets during the year.

26 | DAKOTACARE South Dakota 's Own

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (cont.)


OPERATING EXPENSES
Total operating expenses increased $20,576,779, or 31.5%, for the year ended December 31, 2002, as compared to December 31, 2001. The change was due primarily to an increase in claims incurred, state insurance taxes, personnel expenses, office expenses, advertising expenses, and other general and administrative expenses. These increases were somewhat offset by a decrease in commissions expenses.

Net claims expense increased by $20,509,219, or 39.7%, for the year ended December 31, 2002, as compared to December 31, 2001. The average claims paid per enrollee increased by 16.2% while the number of enrollee months increased by 19.9%. The Company contracts with an actuary annually to review the cost of claims related to each coverage type and accordingly determine the prices to charge for each coverage type for the next year. In the Fall of 2002, the Company received approval from the Division to implement updated rates. These new rates went into effect beginning January 2003 for new groups and groups renewing their coverage. As groups renew their coverage throughout the year, the new rates will be implemented at that time for those groups. The effect of these rate increases is anticipated to increase premiums by approximately 20% on a per member basis. The trends for each quarter of 2002, indicated that the costs of claims on a per member basis increased faster than the premiums earned on a per member basis. Claims expense per member increased approximately 15% from the prior year, while premiums earned per member increased approximately 11% from the prior year. Since a large number of renewals occur with a January 1 date, the biggest increase in per member premiums are generally seen in the first quarter. Claims expense will generally increase throughout the year and thus the latter quarters will reflect larger claims loss percentages than the earlier quarters. With an increase in premiums anticipated at approximately 20% on a per member basis and claims expenses increases anticipated at approximately 15%, the Company anticipates that it should see a reversal of this trend for 2003. Additional changes in benefit coverages have also been implemented to help maintain the costs of the care provided. State insurance taxes increased by $310,876 in 2002 as compared to 2001 due primarily to increased premium revenues. These increased premium revenues and the increased third party administration fees increased the commissions paid to agents in 2002 as compared to 2001. The settlement of a lawsuit aforementioned in Part 1, Item 3 settled in 2001 and paid as commissions, caused the overall commission expense to decrease in total in 2002 as compared to 2001. Personnel expenses increased $592,287, or 11.4%, in 2002 as compared to 2001. This was due primarily to annual compensation adjustments and an increase in staffing needs due to the increased volume. Office expense increased $235,692, or 31.6%, largely due to increased postage and supplies costs resulting from additional clientele and membership. Advertising increased $125,229, or 30.6%, due to the strategic decision to increase spending as set forth in the business plan. Other general and administrative expenses increased $67,560, or 0.5%, in 2002 as compared to 2001. This was primarily due to a donation given to a local medical school facility.


INCOME TAXES
Income tax expense should represent approximately 35% of income before income taxes and minority interest, but due to permanent tax differences and the change in the valuation allowance recorded against deferred income tax assets in 2002, the Company recorded income tax expense of $494,201. The valuation allowance recorded against deferred income taxes stems from limiting recorded deferred tax assets to recoverable income taxes paid in prior years. See
Note 8 of the Notes to Consolidated Financial Statements.


COMPARISON OF YEARS DECEMBER 31, 2001 AND DECEMBER 31, 2000

GENERAL
The Company's net income decreased $2,671,587 to a loss of $717,610 for the year ended December 31, 2001, as compared to income of $1,953,977 for the year ended December 31, 2000. This decrease was primarily due to an increase in net claims expense of $16,464,873, an increase in administrative expenses of $3,224,493, and a decrease in minority interest in loss of subsidiaries of $19,348. These were offset by an increase in net premium revenues of $14,718,973, an increase in other revenues of $1,055,470, and an decrease in income taxes of $1,562,684.

REVENUES
Total revenues increased $15,474,443, or 32.0%, for the year ended December 31, 2001, as compared to December 31, 2000. Revenues from net premiums generated by the health maintenance organization increased $14,660,319. This increase is attributable to a 23.7% increase in the number of enrollee months and a 8.4% increase in the net premium earned per enrollee for the year ended
December 31, 2001, as compared to December 31, 2000. Revenues from the third party administration fees increased by $703,397 due to increased fees per enrollee totalling 4.1% and increased enrollee months of 7.9%. Investment income decreased $79,397 due primarily to decreased average rates earned on invested assets, but was somewhat offset by the increase in the amount of invested assets during the year.

                                           South Dakota 's Own DAKOTACARE | 27

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (cont.)

OPERATING EXPENSES
Total operating expenses increased $19,689,366, or 43.2%, for the year ended December 31, 2001, as compared to December 31, 2000. The change was due primarily to an increase in claims incurred, commissions, state insurance taxes, personnel expenses, office expenses, and other general and administrative expenses. These increases were offset by a decrease in professional fees expenses.

Net claims expense increased by $16,464,873, or 46.8%, for the year ended December 31, 2001, as compared to December 31, 2000. The average claims paid per enrollee increased by 19.0% while the number of enrollee months increased by 23.7%. The Company contracts with an actuary annually to review the cost of claims related to each coverage type and accordingly determine the prices to charge for each coverage type for the next year. Our new rates will be in effect during the second quarter of 2002, at which time management expects that revenues will increase per member to cover the increased claims costs. Commissions and state insurance taxes increased by $2,443,667 and $144,870, respectively, in 2001 as compared to 2000 due primarily to increased premium revenues and third party administration fees earned by the Company. The settlement of a lawsuit aforementioned in Part 1, Item III also increased commissions when compared to the prior year. Personnel expenses increased $726,047, or 16.2%, in 2001 as compared to 2000. This was due primarily to annual compensation adjustments and an increase in staffing needs due to the increased volume. Office expense increased $59,389, or 8.6%, largely due to increased postage costs resulting from additional clientele and membership. Other general and administrative expenses increased $86,238, or 13.4%, in 2001 as compared to 2000. This was primarily due to the increased insurance costs related to liability and other insurance coverages.



INCOME TAXES
Income tax (benefit) expense represents 39.5% and 35.9% of (loss) income before income taxes and minority interest for the years ended December 31, 2001 and 2000, respectively. Permanent tax differences and the change in the valuation allowance recorded against deferred income tax assets increased the provision percentage above the expected 35% in 2001 and 2000. The valuation allowance recorded against deferred income taxes stems from reducing those assets to amounts which are expected to be realized. See Note 8 of the Notes to Consolidated Financial Statements.


LIQUIDITY AND CAPITAL RESOURCES

The Company's principal sources of cash have been premium and fee revenue, collection of premiums in advance of the claims costs associated with them, and an agreement with participating physicians in which a percentage of fees for services is withheld for cash flows of the Company. The Company in the past has had borrowings from banks and affiliated companies, but currently does not need to borrow for liquidity purposes.

Net cash provided by operating activities decreased by $692,772 to $1,816,062 for the year ended December 31, 2002, as compared to 2001. Net cash provided by operating activities decreased from the prior year primarily due to increases in net losses and increases in receivables since December 31, 2001. Reported and unreported claims payable increased since December 31, 2001, but to a lesser amount than the prior year resulting in less cash provided by operating activities when compared to the prior year's amount. The decrease in cash provided was offset by a decrease in prepaids and other assets, a decrease in deferred income taxes, an increase in unearned premiums and administration fees, and an increase in contingency reserves payable since December 31, 2001.

Other uses of cash and cash equivalents were for the purchases of property and equipment and the purchase of securities held to maturity. The Company has invested cash not currently needed in operations into intermediate-term bonds, consisting primarily of municipal bonds, U.S. government securities and corporate bonds.

At December 31, 2002, the Company has certificates of deposit of $900,000 on deposit with the Division to meet the deposit requirements of state insurance laws.

28 | DAKOTACARE South Dakota 's Own

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (cont.)

The Company is not contractually obligated to pay out contingency reserves withheld but has historically elected to pay out a majority of amounts withheld. In 2002, the Company did not pay any previously withheld amounts and wrote off a portion of the contingency reserve liability. The amount approved by the Division that was written off was $1,575,224, which was withheld for claims incurred in 2000. This amount was expensed as claims at the time they were incurred and was treated as a reduction in claims expense in 2002 when they were written off. Typically, two years lapse from the date the contingency reserves are withheld to the date which the corresponding amounts are paid to the participating physicians. Currently, the reserves withheld from claims with a date of service in 2002 and 2001 are the amounts remaining within the contingent reserve payable.

The Company believes that cash flows generated by operations, withholding of contingency reserves, cash on hand, and short-term investment balances will be sufficient to fund operations, pay out projected contingency reserves payable, and pay future dividends on the Class C common stock.

INFLATION

A substantial portion of the Company's operating expenses consist of health care costs, which, in the general economy, have been rising at a rate greater than that of the overall Consumer Price Index. The Company believes that its cost control measures and risk sharing arrangements reduce the effect of inflation on such costs. Historically, market conditions and the regulatory environment in which the Company operates have permitted the Company to offset a portion or all of the impact of inflation on the cost of health care benefits through premium increases. If the Company was not able to continue to increase premiums, a material adverse impact on the Company's operations could result. Inflation does not have a material effect on the remainder of the Company's operating expenses.


INDUSTRY TRENDS

In recent years, there has been a trend by clients to switch to plans with higher employee cost-sharing levels in order to maintain lower premiums. As a provider of cost effective managed care plans for medium and small employers, the Company believes it is delivering products and services that address current health care reform issues. The Company will continue to evaluate its business strategy as necessary to maximize its ability to adapt to the changing health care marketplace.



QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company does not have any material market risk as defined by Item 305 of Regulation S-K. The Company has market risk with its cash and investments, but due to the conservative nature of the invested assets, management feels that market risk is limited.



                                           South Dakota 's Own DAKOTACARE | 29


SELECTED FINANCIAL DATA

The following information for the Company is as of and for the years ended December 31, 2002, 2001, 2000, 1999, and 1998(dollars in thousands, except per share data):

                                                         Years Ended December 31,
                                            -------------------------------------------
                                              2002     2001     2000     1999     1998
                                            -------  -------  -------  ------   -------
Income Statement Data:
  Net premiums                              $76,547  $57,993  $43,574  $34,249  $35,718
  Third party administration fees             5,034    4,075    3,372    3,061    3,081
  Investment income                             450      688      767      514      607
  Total revenues                             83,612   63,898   48,424   38,428   40,053
  Net claims incurred                        72,125   51,615   35,151   30,095   30,615
  Other operating expenses                   13,687   13,620   10,395    9,147    8,835
  Income (loss) before income taxes
         and minority interest               (2,200)  (1,337)   2,878     (814)     603
  Net income (loss)                          (2,669)    (718)   1,954     (622)     483
                                            =======  =======  =======  =======  =======

Earnings (loss) per common share            $ (1.95) $ (0.52) $  1.38  $ (0.43) $  0.33
                                            =======  =======  =======  =======  =======

Dividends per common share                  $  0.00  $  0.05  $  0.05  $  0.05  $  0.10
                                            =======  =======  =======  =======  =======

Balance Sheet Data:
  Invested assets and cash                  $17,009  $15,273  $13,576  $10,425  $10,876
  Total assets                               20,698   19,358   17,704   13,654   14,277
  Reported and unreported
         claims payable                       9,906    8,238    5,831    4,667    4,410
  Contingency reserves payable                5,191    3,847    2,875    2,723    2,691
  Total liabilities                          18,737   14,736   11,796    9,414    9,017
  Stockholders' equity                        1,961    4,622    5,908    4,240    5,260


Earnings (loss) per common share was calculated by dividing net income
(loss) by the weighted average number of Class C common shares outstanding during each period as follows: 2002 1,365,604; 2001 1,379,258; 2000 1,412,869;
1999 1,448,600; 1998 1,482,635 shares.



30 | DAKOTACARE South Dakota 's Own


DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

K. GENE KOOB,M.D., President
Neurology Associates, Neurologist

BEN J. HENDERSON,D.O., Vice President
Mobridge Medical Clinic, Internist

JAMES A. ENGELBRECHT,M.D.,
Secretary/Treasurer
Dakota Regional Rheumatology,
Rheumatologist

THOMAS L. KRAFKA,M.D.
Radiology Associates, Radiologist

JAMES R. REYNOLDS,M.D.
North Central Heart Institute
Cardiac, Thoracic and Vascular Surgeon

JOHN E. RITTMANN,M.D.
Brown Clinic, Family Practitioner

STEPHAN D. SCHROEDER,M.D.
Hand County Clinic, Family Practitioner

JOHN C. STERNQUIST,M.D.
Yankton Medical Clinic, General Surgeon

MR. R. VAN JOHNSON
Political Lobbyist

MR. BOB L.SUTTON
South Dakota Bankers Association,
Executive Vice President

EXECUTIVE OFFICERS

MR. L. PAUL JENSEN,
Chief Executive Officer

MR. KIRK J. ZIMMER,
Senior Vice President

MS. SHARON K. DUNCAN,
Vice President, System Operations

MR. BRUCE E. HANSON,
Vice President, Finance

MR. SCOTT L. JAMISON,
Vice President, Provider Relations

MR. DEAN M. KROGMAN,
Vice President, External Operations

MR. BRIAN E. MEYER,
Vice President, Information Systems

MR. THOMAS N. NICHOLSON,
Vice President, Chief Marketing Officer

WILLIAM O. ROSSING,M.D.,
Vice President, Medical Director

SHAREHOLDER INFORMATION

CORPORATE HEADQUARTERS
DAKOTACARE
1323 South Minnesota Avenue
Sioux Falls, South Dakota 57105
(605)334-4000

INDEPENDENT PUBLIC ACCOUNTANTS
McGladrey & Pullen, LLP
Sioux Falls, South Dakota

CORPORATE COUNSEL
Securities Matters:
Gray, Plant, Mooty, Mooty & Bennett, P.A.
Minneapolis, Minnesota

General Matters:
Frieberg, Zimmer, Duncan and Nelson, L.L.P.
Parker, South Dakota

TRANSFER AGENT
The First National Bank in Sioux Falls
Sioux Falls, South Dakota

FORM 10-K
The Company has filed an annual report with the Securities and Exchange Commission on Form 10-K.
Shareholders may obtain a copy of this report, without charge, by writing:

Investors Relations
DAKOTACARE
1323 South Minnesota Avenue
Sioux Falls, SD 57105

ANNUAL MEETING
The annual meeting of shareholders will be held at the Ramkota Hotel in Rapid City, South Dakota, on Thursday
June 5, 2003,at 2:15 p.m.

INTERNET ADDRESS
To access information about DAKOTACARE including provider directories, product and service information, and wellness issues, visit our home page via the internet. Our address is www.dakotacare.com

                                           South Dakota 's Own DAKOTACARE | 31

AGENT DIRECTORY
Our statewide network of 33 DAKOTACARE sales agencies assures that our clients receive the local attention to service that they desire.

1 KARLEN &ASSOCIATES, INC.
  Aberdeen, SD (605)225-9011

2 INSURANCE PLUS
  Aberdeen, SD (605)225-4270

3 NORTHERN HILLS INSURANCE
  Belle Fourche, SD (605)892-2727

4 JENSEN INSURANCE &REAL ESTATE
  Beresford, SD (605)763-2675

5 DELLA TSCHETTER INSURANCE
  Brookings, SD (605)692-2078

6 FIRST WESTERN INSURANCE
  Custer, SD (605)673-2214

7 COBURN INSURANCE AGENCY
  Deadwood, SD (605)578-3456

8 KLEIN FIRST WESTERN INSURANCE
  Hot Springs, SD (605)745-7900

9 FLANAGAN AGENCY
  Huron, SD (605)352-3512

10 KUNDERT-WILLIAMS INSURANCE AGENCY
   Madison, SD (605)256-6608

11 DICE FINANCIAL SERVICES
   Mitchell, SD (605)996-7171

12 MAXWELL & BOWAR AGENCY, INC.
   Parkston, SD (605)928-7956

13 BOB CLARK INSURANCE, INC.
   Pierre, SD (605)224-4049

14 BOB CLARK INSURANCE, INC.
   Rapid City, SD (605)348-7410

15 PROFESSIONAL INSURORS
   Rapid City, SD (605)343-1111

16 TIMOTHY KATTKE
   Redfield, SD (605)472-1445

17 BOEN AND ASSOCIATES, INC.
   Sioux Falls, SD (605)336-0425

18 CORINSURANCE
   Sioux Falls, SD (605)977-5900

19 INNOVATIVE EMPLOYER SOLUTIONS
   Sioux Falls, SD (605)371-8836

20 NWGM-STRATEGIC EMPLOYEE BENEFITS
   Sioux Falls, SD (605)323-6611

21 OLSON & ASSOCIATES INSURORS, INC.
   Sioux Falls, SD (605)335-7777

22 DALE SHADE
   Sioux Falls, SD (605)336-0460

23 TERRY TENDLER
   Sioux Falls, SD (605)334-3700

24 WOLLMAN INSURANCE AGENCY
   Sioux Falls, SD (605)334-0004

25 BAER 'S INSURANCE AGENCY
   Spearfish, SD (605)642-4711

26 FIRST WESTERN INSURANCE
   Spearfish, SD (605)642-3143

27 JACOBSON FIRST WESTERN INSURANCE
   Sturgis, SD (605)347-4644

28 CHANEY-CORINSURANCE
   Vermillion, SD (605)624-0031

29 OLNEY FIRST WESTERN INSURANCE
   Wall, SD (605)279-2545

30 KINSMAN INSURANCE AGENCY
   Watertown, SD (605)886-4911

31 FRIEMARK AND ASSOCIATES, INC.
   Watertown, SD (605)882-1688

32 CIHAK INSURANCE
   Yankton, SD (605)665-9393

33 CORTRUST-RAYMOND JAMES FINANCIAL SERVICE
   Yankton, SD (605)668-0800


32 | DAKOTACARE South Dakota 's Own



AGENDA
TO OUR SHAREHOLDERS:

DAKOTACARE experienced a challenging year in 2002.   Despite achieving several
financial records and operational goals, the Company and its subsidiaries incurred a consolidated net loss for the year. After a year of continued review and adjustment of premium and fee levels, utilization patterns, and claims costs, necessary adjustments have been implemented and financial results are expected to improve in 2003.

After surpassing the 100,000 member mark in 2001, the Company continued to grow, and by the end of 2002 served over 120,000 members with at least one of our products or services. We continue to study the developing marketplace and needs of our clients in an effort to keep our current products competitive and develop new products that will keep the Company at the forefront of the marketplace.

On another positive note, total assets, revenue, cash and investments, and claims reserves all reached record levels in 2002. The Company remains highly liquid and adequately reserved for the amount of enrollment and risks that it underwrites. Through its subsidiary companies, the Company has branched out into different geographic markets and products, allowing the consolidated group of companies to develop several different profit centers with which to weather the underwriting cycles of the health insurance industry.

The pace of medical cost increases continued on at an incredible rate throughout 2002, marking the second consecutive twelve-month period of double-digit cost increases. DAKOTACARE has responded to this trend in several ways. It developed several new pharmacy coverage options, all of which emphasize the use of generic and cost-effective drugs, while still allowing drug choice for members. The Company has enrolled more members in its disease management programs for diabetes, coronary artery disease, and expectant mothers in an effort to avoid high-cost claims by being proactive about member health issues. Because the highest quality health care translates to the least expensive care, DAKOTACARE committees continue to develop medical practice guidelines for the use of our participating physicians and to make adjustments to the DAKOTACARE Drug Formulary in an effort to promote the delivery of high quality heath care to our members. DAKOTACARE has also developed educational materials for its members to help them make informed decisions about the judicious use of their health care dollar.

In its seventeenth year of operation, DAKOTACARE continues to evolve. While remaining responsive to the needs of the physicians of South Dakota, DAKOTACARE provides its members with access to the largest healthcare network ever created in this state. The Company strives to provide excellent health coverage to its members at the most reasonable price, while maintaining fair reimbursement levels for participating providers.

We look forward to 2003 with optimism, relying on the support and participation of our shareholders, the leadership of our board members, and the talents of our dedicated staff and agent force. We welcome your interest and involvement as we continue in our role as a leader in the South Dakota health care marketplace.

K. Gene Koob, M.D.                                    L. Paul Jensen


President                                         Chief Executive Officer

                                          South Dakota 's Own DAKOTACARE | 1


DESCRIPTION OF BUSINESS

South Dakota State Medical Holding Company, Incorporated, was incorporated in the State of South Dakota on May 5, 1988. Its corporate offices are located at 1323 South Minnesota Avenue, Sioux Falls, South Dakota, 57105. The Articles of Incorporation permit the Company to engage in the development of quality comprehensive health care delivery systems; to conduct, promote, or operate alternative health care delivery systems and other contractual health service arrangements, including but not limited to, traditional third party reimbursement systems, preferred provider organizations, and health maintenance organizations.

The Company contracts with over 98% of the physicians in the State of South Dakota, 100% of the hospitals in the State of South Dakota, and many other health care providers to provide medical services to its enrollees. Physicians who are members of the South Dakota State Medical Association and who complete the Company's credentialing process may participate with the Company by purchasing one share of Class A voting preferred stock of the Company for $10. The fee for non-members is $1,000. The South Dakota State Medical Association owns 100% of the Class B voting preferred stock of the Company, and through this ownership, maintains voting control of the Company.

The Company's agreements with participating physicians stipulate compensation on a fee-for-service basis utilizing a relative value schedule developed by the Company. This schedule assigns a value (measured in number of units) for each individual service for which a physician may perform and submit a bill. These values are then multiplied by an overall value per unit assigned by the Company, and the product is the maximum amount allowed for payment to the physician. Actual reimbursement is at the lower of this product or the actual billed amount. The Company, at least annually, reviews the unit values and makes adjustments when considered necessary. The effect of this reimbursement mechanism is to establish a maximum allowable reimbursement, which is not dependent upon actual billed charges. Regardless of the physician bill, reimbursement will never exceed the maximum amount established by the relative value schedule. Physicians also may not bill patients for any excess of the billed charge over the amount allowed by the Company, but instead have contractually agreed to hold the patient harmless for any such amounts.

The Company's agreements with participating physicians provide that up to 20% of fees for services provided, as submitted to and allowed by the Company, may be withheld to provide a contingency reserve that may be used to fund operations or meet other financial requirements of the Company. The percentage withheld for years 2000 through 2002 was 15%. The contingency reserve withholding is also designed to encourage efficient medical practice by the physicians. Less expensive medical outcomes enhance net income and consequently, an increased likelihood of contingency reserve payouts to the physicians. The amounts withheld may be paid to the participating physicians at the discretion of the Board of Directors of the Company, although the Company is not contractually obligated to pay out amounts withheld. Management estimates the expected amount of contingency reserves and records a liability based upon factors such as cash flow needs, net income, and accumulations of amounts withheld. The Company withheld from payment to the participating physicians $2,974,808 and $2,215,750 for the years ended December 31, 2002 and 2001, respectively. Payments to physicians are made at such times as the Board of Directors approves payouts. The recorded liability for contingency reserves at December 31, 2002 and 2001, was $5,190,558 and $3,846,711, respectively. The recorded liability is equal to actual amounts withheld plus or minus claims adjustments for each of the two years in the period ended December 31, 2002.


In 1992, the Company incorporated DAKOTACARE Administrative Services, Incorporated (DAS), a wholly owned subsidiary of the Company. In 1994, the Company organized and then purchased a 50.11% interest in Dakota Health Plans, Incorporated (DHP). During December of 1998, DHP ceased business operations and the Company was formally dissolved in 2001. In January 1996, the Company incorporated DAKOTACARE Insurance, Ltd. (DIL), a wholly owned subsidiary of the Company. DIL was formed to accept reinsurance risk on stop-loss policies of DAS and DHP customers, reinsurance risk on group term life insurance coverage of DAKOTACARE and DAS customers and other insurance risks. In August 2000, the Company organized and purchased a 54.35% interest in Carewest, Inc. (Carewest) The Company increased its ownership percentage in Carewest to 81.30% at December 31, 2001 and to 84.03% at December 31, 2002. The Articles of Incorporation of DAS and Carewest permit them to engage in the development of Third Party
Administration services for health and welfare plans. Carewest has subcontracted with DAS to perform a substantial part of the Third Party Administration activities.


2 | DAKOTACARE South Dakota 's Own



PRODUCTS AND MARKETING
The Company markets its products under the trade name of DAKOTACARE. The Company has three reportable segments as defined by Financial Accounting Standards Board (FASB) Statement No. 131. The segments' products include health care products (HMO), managed care and claims administration services for self-insured employer groups (TPA) and the reinsurance segment, which provides excess medical stop loss coverage to the self insured employer groups. A detailed analysis of the various segments is contained in the Notes to the Consolidated Financial Statements-Note 12. The Company markets its products through an exclusive network of independent insurance agents throughout South Dakota.

The Company markets its products to employer groups with a minimum of two covered employees and its' customers range in size from employers of this size to its largest customer with over 12,550 employees. As of January 1, 2003, DAKOTACARE and its subsidiaries provided health care services to approximately 120,000 individuals, which also includes medical coverage enrollment and ancillary product enrollment for both the HMO and TPA segments.

Approximately 17% of the state's population and approximately 26% of DAKOTACARE's target market of approximately 460,000 is served by DAKOTACARE and its subsidiaries, which does not include Medicare and Medicaid populations, federal employee groups, the individual policy market, and other potential populations. The Company's HMO enrollment for medical coverage, which was approximately 35,000 at the end of 2001, increased to approximately 40,000 by the end of 2002. Net enrollment declined by approximately 1,000 members for January 1, 2003. Commencing in 1993, the Company began its TPA business and by January 1, 2003, had enrolled for medical coverage approximately 59,000 enrollees, bringing the total individuals served by the Company and its' subsidiaries to medical coverage to approximately 98,000. The Company's HMO client disenrollment rate is lower than the industry rate as a whole. The ancillary product enrollment for the HMO and TPA segments increased to a total of approximately 22,000 for January 1, 2003, bringing the total health care services enrollment to approximately 120,000. All underwriting and pricing decisions are made by the DAKOTACARE underwriting department based on underwriting policy and guidelines established by senior management. DAKOTACARE's underwriters evaluate the prior loss history, the inherent risk characteristics, and the demographic makeup of the applicants where appropriate.

The Company's policy is to reinsure that portion of risk in excess of $125,000 in 2002 and 2001 of covered hospital inpatient expenses of any enrollee per contract year. The covered expenses are subject to a coinsurance provision which ranged from 50% to 90% in 2002 and 2001 based on average daily amounts specified in the plan. They are also subject to a $2,000,000 lifetime maximum benefit per enrollee in 2002 and 2001. The Company would be liable for any obligations that the reinsuring company is unable to meet under the reinsurance agreement. The reinsurance agreement also provides for enrollee benefits to be paid in the event the Company should cease operations or become insolvent, and a conversion privilege for all enrollees in the event of plan insolvency and for any enrollee that moves out of the service area of the Company.

The Company operates under a license issued by the South Dakota Department of Commerce and Regulation, Division of Insurance, for the operation of the health maintenance organization. DAS and Carewest are also registered as third party administrators in South Dakota and several other states. The Company has also received certification from the South Dakota Department of Labor as a workers' compensation managed care plan.

The Company is also subject to risk based capital (RBC) requirements promulgated by the National Association of Insurance Commissioners (NAIC). The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. The Company exceeded Regulatory Action Level RBC at December 31, 2002, but did not exceed the Company Action Level RBC. As required by the Division, the Company intends to formulate a plan to achieve and exceed this requirement and submit it to the Division for approval.

The Company continually seeks out and evaluates opportunities for future growth and expansion. These opportunities may include acquisitions or dispositions of segments of its operations, marketing of insurance products underwritten by other companies, the internal development of new products and techniques for the containment of health care costs, and the measurement of the outcomes and efficiency of health care delivered.


                                            South Dakota 's Own DAKOTACARE | 3

ENROLLMENT BY COUNTY

DAKOTACARE supports its statewide enrollment with sales and service locations throughout South Dakota. As a DAKOTACARE member, you're never far away from a helpful voice.

PROVIDERS BY CITY

DAKOTACARE contracts with over 2100 participating providers in over 130 communities across South Dakota, as well as our national network of Centers of Excellence which provides transplant and trauma services not available in the state. We also provide access to the largest proprietary health care network in the nation to serve our clients' employees who live or travel outside the state. This network offers access to 380,000 health care providers and more than 3,600 facilities nationwide. Our national pharmacy network includes more than 56,000 pharmacies nationwide.

DAKOTACARE's Provider Network is unequaled in its ability to provide true savings to employers and freedom of choice to members.

4 | DAKOTACARE South Dakota 's Own


Aurora                               402
Beadle                              2591
Bennett                               85
Bon Homme                            990
Brookings                           5911
Brown                               4057
Brule                                709
Buffalo                               56
Butte                                683
Campbell                              60
Charles Mix                          874
Clark                                817
Clay                                2103
Codington                           4957
Corson                                69
Custer                               725
Davison                             4085
Day                                  823
Deuel                                338
Dewey                                149
Douglas                              467
Edmunds                              551
Fall River                           362
Faulk                                331
Grant                               1174
Gregory                              415
Haakon                               194
Hamlin                               742
Hand                                 557
Hanson                               629
Harding                               45
Hughes                              6163
Hutchinson                          1091
Hyde                                 123
Jackson                              177
Jerauld                              382
Jones                                 94
Kingsbury                           1012
Lake                                2030
Lawrence                            1959
Lincoln                             1534
Lyman                                408
Marshall                             382
McCook                               579
McPherson                            214
Mead                                1661
Mellette                              59
Miner                                337
Minnehaha                          29305
Moody                                766
Pennington                          8621
Perkins                              160
Potter                               355
Roberts                              471
Sanborn                              489
Shannon                              133
Spink                               1604
Stanley                              845
Sully                                222
Todd                                 107
Tripp                                762
Turner                               908
Union                                891
Walworth                             343
Yankton                             2773
Ziebach                               39

                                       South Dakota's Own DAKOTACARE | 5







MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

STOCK PRICES
There is no active trading for shares of stock of the Company and the stock is not listed on any exchange or over-the-counter market, but a limited number of exchanges of Class C shares have occurred directly between interested buyers and sellers. The Company does not regularly receive price information on these transactions. The amended and restated Articles of Incorporation of the Company currently restrict the ownership of shares as follows: (i) the ownership of the Company's Class A voting preferred stock is restricted to medical or osteopathic physicians who have executed participating agreements with the Company and may not be issued to or held by any hospital, (ii) the ownership of the Company's Class B voting preferred stock is restricted to the South Dakota State Medical Association, and (iii) the ownership of the Company's Class C non-voting common stock is restricted to (a) medical or osteopathic physicians who have executed participating physician agreements with the Company, (b) a trust or self-directed individual retirement account controlled by such physicians, (c) professional corporations, partnerships, or other entities domiciled in the state of South Dakota, and in which a participating physician is a shareholder, partner, or employee in the practice of medicine, (d) management employees or agents of the Company, the South Dakota State Medical Association, the South Dakota Foundation for Medical Care, or (e) a spouse or child of a shareholder of the Company, if such shares were first held by one of the persons or entities entitled to own Class C common stock. In addition, the Class C non-voting common stock may not be issued or transferred to any hospital or to any natural person or entity who is not a resident or domiciliary of the state of South Dakota.

SHARES ELIGIBLE FOR FUTURE SALE
The Company's Class A voting preferred stock is nontransferable and ownership of the Company's Class B voting preferred stock is restricted to the South Dakota State Medical Association. Approximately 95,400 shares of the Company's Class C non-voting stock are currently owned by the officers and directors of the Company. All of the remaining Class C shares are eligible for resale under Rule 144(k) of the Securities Act of 1933, as amended, subject to the ownership restrictions contained in the Company's Amended and Restated Articles of Incorporation.

HOLDERS
As of March 12, 2003, there were 1,360 holders of record of Class A preferred stock, 1 holder of Class B preferred stock, and 694 holders of record of Class C common stock. There are no options or warrants outstanding.


DIVIDENDS
The Class A and B preferred stockholders are not entitled to dividends. The Company is not required to pay annual cumulative dividends to its Class C common stock. The Board of Directors, at its discretion, can elect to pay dividends in any amount subject to availability of funds and regulatory requirements. As long as the Company exceeds required regulatory capital as required by the Division, there are no dividend restrictions. Regulatory capital as required by the Division at December 31, 2002 and 2001 was $200,000 on a statutory basis of accounting, which the Company significantly exceeded. No dividends were paid in 2002 and none are accrued at December 31, 2002. During 2001, the Company paid dividends of $69,930 on Class C stock.


 6 | DAKOTACARE South Dakota 's Own


STOCK REPURCHASE PLAN
As a service to the Company's shareholders to facilitate liquidity for Class C common stock (Common Stock) in the event of death, disability, or retirement of a shareholder, the Company's Board of Directors adopted a Stock Repurchase Program (Program) which was implemented in February 1998. Participation in the Program is voluntary. No shareholder is required to sell his or her shares of Common Stock under the Program nor is the Company required to purchase any Common Stock under the Program. No shares were acquired in 2002 for the treasury under the Program. During 2001, 33,003 shares were acquired for the treasury under the Program. The value per share was computed using guidelines established in 1995 by an investment organization, and updated using audited consolidated financial statements. These calculations are tested for accuracy and consistency by an independent accounting firm. The purchase and sale of Common Stock under the Program is subject to repurchase conditions as described in the Program.

UNREGISTERED SALES OF SECURITIES
Ownership of the Company's Class A Voting Preferred Stock is restricted to medical or osteopathic physicians who have executed participating physician agreements with the Company. Class A Preferred Stock is nontransferable and holders of these shares do not receive dividends. Each such physician is issued one share of Class A Voting Preferred Stock upon execution of his or her participation agreement and the payment of $10 per share. Upon the termination of a physician's participation agreement, his or her share of Class A Preferred Stock is canceled. During 2002, the Company issued a net increase of 90 shares of Class A Preferred Stock to physicians who entered into participation agreements with the Company. To the extent that the registration provisions of the Securities Act of 1933, as amended, were applicable to these transactions, the Company relied on the exemption from registration contained in Section 4(2) of that act.





                                       South Dakota's Own DAKOTACARE | 7


TOTAL ASSETS
1998 $14,277,389
1999  13,653,782
2000  17,703,578
2001  19,357,890
2002  20,698,002

CASH & INVESTMENTS
1998 $10,275,673
1999   9,818,075
2000  12,775,152
2001  14,281,153
2002  16,015,360

2002 Claims Payment Distribution
Hospital   58%
Physician  29%
Pharmacy   10%
Other       3%

TOTAL REVENUE
1998 $41,420,418
1999  39,570,829
2000  48,423,952
2001  63,898,395
2002  83,611,673

ENROLLMENT-JANUARY 1
1999 78,585
2000 80,551
2001 89,359
2002 113,173
2003 120,369

 8 | DAKOTACARE South Dakota 's Own




                                                          FINANCIAL REVIEW
------------------------------------------------------------------------------

Consolidated Balance Sheets Pages                               10-11

Consolidated Statements of Operations Page                         12

Consolidated Statements of Stockholders 'Equity Page               13

Consolidated Statements of Cash Flows Pages                     14-15

Notes to Consolidated Financial Statements Pages                16-24

Independent Auditor's Report
on the Financial Statements Page                                   25

Management's Discussion and Analysis of Financial
Condition and Results of Operations Pages                       26-29

Selected Financial Data Page                                       30

Directors and Executive Officers Page                              31

Shareholder Information Page                                       31

Agent Directory Page                                               32


                                           South Dakota 's Own DAKOTACARE | 9


SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED d/b/a DAKOTACARE
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001


ASSETS                                                  2002            2001
-------------------------------------------------------------------------------

Current Assets
  Cash and cash equivalents                        $10,543,214      $ 8,673,787
  Investment in securities held to maturity
   (Note 5)                                            448,229          890,714
  Certificates of deposit                            1,400,000        1,300,000
  Receivables (Note 3)                               2,045,091        1,544,987
  Prepaids and other assets                             49,998          135,541
  Deferred income taxes (Note 8)                       891,400          916,000
                                                   ----------------------------
    TOTAL CURRENT ASSETS                            15,377,932       15,377,932
                                                   ----------------------------


Long-Term Investments
  Investment in securities held to maturity
   (Note 5)                                          4,277,417        4,083,452
  Investment in securities available for sale
   (Note 5)                                            146,500          133,200
  Certificates of deposit                              100,000          100,000
  Contracts with life insurance companies               93,532           92,337
                                                   ----------------------------
                                                     4,617,449        4,408,989
                                                   ----------------------------


Property and Equipment, at cost,
  net of accumulated depreciation                      702,621          756,872
                                                   ----------------------------


Deferred Income Taxes (Note 8)                               -          731,000
                                                   ----------------------------
                                                   $20,698,002      $19,357,890
                                                   ============================

See Notes to Consolidated Financial Statements.

10 | DAKOTACARE South Dakota 's Own










LIABILITIES AND STOCKHOLDERS' EQUITY                   2002             2001
-------------------------------------------------------------------------------

Current Liabilities
  Reported and unreported claims payable (Note 7)  $ 9,906,383      $ 8,238,361
  Unearned premiums and administration fees          2,315,745        1,175,871
  Accounts payable and accrued expenses              1,318,078        1,459,263
  Contingency reserves payable (Note 6)              2,215,750        1,584,485
                                                   ----------------------------
     TOTAL CURRENT LIABILITIES                      15,755,956       12,457,980
                                                   ----------------------------
Contingency Reserves Payable (Note 6)                2,974,808        2,262,226
                                                   ----------------------------
Minority Interest in Subsidiaries                        6,676           15,768
                                                   ----------------------------
Commitments and Contingencies (Notes 4 and 13)

Stockholders' Equity (Note 9)
  Class A preferred, voting, no par value, $10
    stated value, 2,500 shares authorized;
    1,350 and 1,260 shares issued at
    December 31, 2002 and 2001;
    liquidation preference of outstanding shares
    of $13,500 and $12,600 at December 31, 2002
    and 2001, respectively                              13,500           12,600
  Class B preferred, voting, no par value,
    $1 stated value, 2,500 shares authorized;
    issued and outstanding 1,300 shares; liquidation
    preference of outstanding shares of $1,300           1,300            1,300
  Class C common, nonvoting, $.01 par value,
    10,000,000 shares authorized; issued
    1,505,760 shares                                    15,058           15,058
  Additional paid-in capital                         3,749,342        3,749,342
  Retained earnings                                   (495,488)       2,173,419
  Accumulated other comprehensive income (loss)          6,029             (624)
  Less cost of Class C common treasury stock,
    140,156 shares                                  (1,329,179)      (1,329,179)
                                                   ----------------------------
                                                     1,960,562        4,621,916
                                                   ----------------------------
                                                   $20,698,002      $19,357,890
                                                   ============================


                                           South Dakota 's Own DAKOTACARE | 11



















SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2002, 2001 and 2000

                                            2002                2001                2000
--------------------------------------------------------------------------------------------

Revenues:
  Premiums                              $ 77,438,834        $ 58,528,766        $ 44,090,588
  Less premiums ceded for reinsurance       (892,324)           (536,260)           (517,055)
                                        ------------        ------------        ------------
                                          76,546,510          57,992,506          43,573,533
  Third party administration fees          5,033,670           4,075,143           3,371,746
  Investment income                          450,123             687,788             767,185
  Other income                             1,581,370           1,142,958             711,488
                                        ------------        ------------        ------------
        TOTAL REVENUES                    83,611,673          63,898,395          48,423,952
                                        ------------        ------------        ------------

Operating expenses:
  Claims incurred                         72,512,508          51,709,053          35,286,842
  Less reinsurance recoveries               (387,865)            (93,629)           (136,291)
                                        ------------        ------------        ------------
                                          72,124,643          51,615,424          35,150,551
  Personnel expenses                       5,804,555           5,212,268           4,486,221
  Commissions                              2,911,295           4,200,967           1,757,300
  Professional fees expenses                 858,814             867,813           1,075,733
  Office expenses                            982,407             746,715             687,326
  Occupancy expenses                         802,962             768,696             787,892
  State insurance taxes                      997,159             686,283             541,413
  Advertising expenses                       534,303             409,074             417,676
  Other general and administrative expenses  795,735             727,854             641,616
                                        ------------        ------------        ------------
        TOTAL OPERATING EXPENSES          85,811,873          65,235,094          45,545,728
                                        ------------        ------------        ------------
        INCOME (LOSS) BEFORE INCOME
          TAXES AND MINORITY INTEREST     (2,200,200)         (1,336,699)          2,878,224
Income taxes (benefit) (Note 8)              494,201            (527,767)          1,034,917
                                        ------------        ------------        ------------
INCOME (LOSS) BEFORE MINORITY INTEREST    (2,694,401)           (808,932)          1,843,307
Minority interest in (loss)
  of subsidiaries                            (25,494)            (91,322)           (110,670)
                                        ------------        ------------        ------------
        NET INCOME (LOSS)               $ (2,668,907)       $   (717,610)       $  1,953,977
                                        ============        ============        ============

Earnings (loss) per common share        $      (1.95)       $      (0.52)       $       1.38
                                        ============        ============        ============

See Notes to Consolidated Financial Statements.

12 | DAKOTACARE South Dakota 's Own






SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               Class A          Class B
                                             Comprehensive    Preferred        Preferred
                                              Income(Loss)       Stock           Stock
- ---------------------------------------------------------------------------------------
Balance, December 31, 1999                                     $ 11,480           $ 1,300
   Issuance of Class A preferred stock                              950                 -
   Redemption of Class A preferred stock                           (640)                -
   Dividends paid ($0.05 per share)
    on Class C common stock                                           -                 -
   Purchase of treasury stock                                         -                 -
   Comprehensive income:
      Net income                             $ 1,953,977              -                 -
      Net change in unrealized loss on
        securities available for sale             33,691              -                 -
                                              -----------
      Comprehensive income                   $ 1,987,668
                                              -------------------------------------------
Balance, December 31, 2000                                       11,790             1,300
   Issuance of Class A preferred stock                            1,230                 -
   Redemption of Class A preferred stock                           (420)                -
   Dividends paid ($0.05 per share)
    on Class C common stock                                           -                 -
   Purchase of treasury stock                                         -                 -
   Comprehensive (loss):
      Net (loss)                             $  (717,610)             -                 -
      Net change in unrealized loss on
        securities available for sale                599              -                 -
                                              -----------
      Comprehensive (loss)                   $  (717,011)
                                              -------------------------------------------
Balance, December 31, 2001                                       12,600             1,300
   Issuance of Class A preferred stock                            1,060                 -
   Redemption of Class A preferred stock                           (160)                -
   Comprehensive (loss):
      Net (loss)                             $(2,668,907)             -                 -
      Net change in unrealized gain(loss)
        on securities available for sale           6,653              -                 -
                                              -----------
      Comprehensive (loss)                   $(2,662,254)
                                              -------------------------------------------
Balance, December 31, 2002                                     $ 13,500       $     1,300
                                                               ==========================

See Notes to Consolidated Financial Statements.


                                     F-5








                                                     Accumulated
               Class C    Additional                    Other
                Common     Paid-In       Retained   Comprehensive  Treasury
                Stock      Capital       Earnings    Income(Loss)   Stock        Total
------------------------------------------------------------------------------------------
              $  15,058  $3,749,342    $ 1,076,912  $ (34,914)  $  (579,179)  $ 4,239,999
                      -           -              -          -             -           950
                      -           -              -          -             -          (640)
                      -           -        (69,930)         -             -       (69,930)
                      -           -              -          -      (250,000)     (250,000)

                      -           -      1,953,977          -             -     1,953,977

                      -           -              -     33,691             -        33,691

      ------------------------------------------------------------------------------------
                 15,058   3,749,342      2,960,959     (1,223)     (829,179)    5,908,047
                      -           -              -          -             -         1,230
                      -           -              -          -             -          (420)
                      -           -        (69,930)         -             -       (69,930)
                      -           -              -          -      (500,000)     (500,000)

                      -           -       (717,610)         -             -      (717,610)

                      -           -              -        599             -           599

    --------------------------------------------------------------------------------------
                 15,058   3,749,342      2,173,419       (624)   (1,329,179)    4,621,916
                      -           -              -          -             -         1,060
                      -           -              -          -             -          (160)
                      -           -     (2,668,907)         -             -    (2,668,907)

                      -           -              -      6,653             -         6,653

    --------------------------------------------------------------------------------------
              $  15,058  $3,749,342    $  (495,488)  $  6,029   $(1,329,179)  $ 1,960,562
    ======================================================================================


                                           South Dakota 's Own DAKOTACARE | 13



















SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED d/b/a DAKOTACARE
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                      2002            2001           2000
----------------------------------------------------------------------------------------------
Cash Flows From Operating Activities
 Net income (loss)                                $(2,668,907     $ (717,610)    $1,953,977
 Adjustments to reconcile net income (loss) to
   net cash provided by operating activities:
   Depreciation                                       296,044        287,969        336,776
   Minority interest in (loss) of subsidiaries        (25,494)       (91,322)      (110,670)
   Amortization of discounts and premiums on
     investments, net                                (143,617)      (140,797)      (134,399)
   Loss on disposal of equipment                        6,439              -         16,076
   Loss on sale of equity securities                        -              -         27,437
   (Increase) decrease in receivables                (500,104)       324,701       (940,660)
   (Increase) decrease in prepaids and other assets    85,543        (34,111)        39,083
   (Increase) decrease in deferred income taxes       755,600       (394,000)      (204,400)
   Increase in reported and unreported
     claims payable                                 1,668,022      2,406,890      1,164,218
   Increase in unearned premiums
     and administration fees                        1,139,874        149,360        176,734
   Increase (decrease) in accounts payable
     and accrued expenses                            (141,185)      (253,485)       894,347
   Increase in contingency reserves payable         1,343,847        971,239        152,121
                                                  ------------------------------------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES    1,816,062      2,508,834      3,370,640
                                                  ------------------------------------------
 Cash Flows From Investing Activities
   Available for sale securities:
     Purchased                                         (6,647)        (7,201)       (46,310)
     Sales                                                  -              -        213,564
   Held to maturity securities:
     Matured or called                              1,350,000        890,000        437,248
     Purchased                                       (957,863)    (1,065,221)    (1,484,233)
   Repayments on collateralized mortgage obligations        -          2,090          8,485
   Proceeds from maturities of certificates
     of deposit                                     1,400,000      1,200,000      1,000,000
   Purchases of certificates of deposit            (1,500,000)    (1,350,000)    (1,200,000)
   (Increase) decrease in contracts with
     life insurance companies                          (1,195)         8,782          5,970
   Proceeds from the sale of property and equipment       200              -              -
   Purchase of property and equipment                (248,432)      (141,650)      (145,566)
                                                  ------------------------------------------
       NET CASH PROVIDED BY (USED IN)
         INVESTING ACTIVITIES                          36,063       (463,200)    (1,210,842)
                                                  ------------------------------------------

See Notes to Consolidated Financial Statements.


14 | DAKOTACARE South Dakota 's Own





                                                         2002           2001           2000
                                                    ------------------------------------------
 Cash Flows From Financing Activities
   Proceeds from issuance of capital stock          $     1,060     $    1,230     $      950
   Redemption of capital stock                             (160)          (420)          (640)
   Payment of dividends                                       -        (69,930)       (69,930)
   Purchase of treasury stock                                 -       (500,000)      (250,000)
   Increase (decrease) in minority investment
    in subsidiary                                        16,402       (242,241)       105,000
                                                    ------------------------------------------
        NET CASH PROVIDED BY(USED IN) FINANCING
        ACTIVITIES                                       17,302       (811,361)      (214,620)
                                                    ------------------------------------------
        INCREASE IN CASH AND CASH EQUIVALENTS         1,869,427      1,234,273      1,945,178


 Cash and Cash Equivalents
   Beginning                                          8,673,787      7,439,514      5,494,336
                                                    ------------------------------------------
   Ending                                           $10,543,214      8,673,787     $7,439,514
                                                    ==========================================
 Supplemental Disclosures of Cash Flow Information
   Cash payments for:
     Income taxes, net of refunds                   $   (81,799)       200,000     $1,007,032

 Supplemental Disclosures of Noncash Investing
   and Financing Activities
     Decrease/increase in unrealized loss/gain on
       securities available for sale                $     6,653            599     $   33,691



                                           South Dakota 's Own DAKOTACARE | 15


























SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of business: South Dakota State Medical Holding Company, Incorporated (the Company), is a South Dakota licensed health maintenance organization (HMO) d/b/a DAKOTACARE. The Company has contracted with hospitals, physicians and other providers to provide health care services to policyholders.
Policyholders are employee groups located in South Dakota.

A summary of the Company's significant accounting policies follows:

Principles of consolidation: The accompanying consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries, DAKOTACARE Administrative Services, Incorporated (DAS), and DAKOTACARE Insurance, LTD. (DIL), and its majority owned subsidiary, Carewest, Inc. (Carewest). DAS and Carewest are third party administrators of health care plans for independent employer companies. DIL's primary activity is in providing reinsurance quota share excess medical stop loss coverage to DAS' self funded customers. All intercompany balances and transactions have been eliminated in consolidation.

Basis of financial statement presentation: The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to significant change in the near-term relate to the liabilities for contingency reserves payable and reported and unreported claims payable, and the valuation allowance on deferred tax assets.

Cash and cash equivalents: For purposes of reporting the statements of cash flows, the Company includes as cash equivalents all cash accounts and highly liquid debt instruments which are not subject to withdrawal restrictions or penalties. Certificates of deposit are considered investments as all have been purchased with maturities in excess of ninety days. Although the Company maintains its cash accounts in a limited number of commercial banks, the Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Receivables: Receivables are recorded based on amounts billed to customers, subscribers, and other third party payors, and amounts estimated to be received or recovered from reinsurers and other third party payors. The Company evaluates the collectibility of such receivables monthly based on the third party payors' financial condition, credit history, and current economic conditions. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded when received.

Investment securities: Investment securities classified as held to maturity are those debt securities that the Company has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs, or changes in general economic conditions. These securities are stated at amortized cost.

Investment securities classified as available for sale are marketable equity securities and those debt securities that the Company intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Company's assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors. Investment securities available for sale are carried at fair value. Unrealized gains or losses are reported as increases or decreases in comprehensive income, net of the related deferred tax effect, if any.

Premiums and discounts on investments in debt securities are amortized over their contractual lives. The method of amortization results in a constant effective yield on those securities (the interest method). Interest on debt securities is recognized in income as accrued. Realized gains and losses on the sale of investment securities are determined using the specific identification method.

Depreciation: Building and building improvements are depreciated using straight-line methods over the estimated useful lives of the assets, which are twenty to thirty-nine years. Depreciation on furniture, equipment and automobiles is computed using straight-line methods based upon the estimated useful lives of the respective assets, which is principally five to seven years.

                                               2002                2001
                                          ----------------------------------
Furniture, equipment and automobiles       $ 2,483,474         $ 2,390,194
Building and building improvements              53,370              53,370
Other                                          140,236             134,818
                                          ----------------------------------
                                             2,677,080           2,578,382
Less accumulated depreciation                1,974,459           1,821,510
                                          ----------------------------------
                                            $  702,621         $   756,872
                                          ==================================

16 | DAKOTACARE South Dakota 's Own


SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
D/B/A DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

Revenue recognition: Premiums are billed in advance of their respective coverage periods. Income from such premiums is recorded as earned during the coverage period; the unearned portion of premiums received prior to the end of the coverage period is recorded as unearned premiums. Revenue is reduced by reinsurance premiums ceded to reinsurance companies. Third party administration fees are recorded as earned in the period in which the related services are performed. The unearned portion of fees received but not earned prior to the end of the contract is recorded as unearned administration fees.

Reported and unreported claims payable: The coverage offered by the Company is on an occurrence basis which provides for payment of claims which occur during the period of coverage regardless of when the claims are reported. Reported and unreported claims payable consist of actual claims reported to be paid and estimates of health care services rendered but not reported and to be paid. The liabilities for reported and unreported claims payable have been estimated by utilizing statistical information developed from historical data, current enrollment, health service utilization statistics and other related information. In addition, the Company uses the services of an independent actuary in the determination of its year end liabilities. The accruals are continually monitored and reviewed and as adjustments to the estimated liabilities become necessary, such adjustments are reflected in current operations.


Income taxes: Deferred taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Segment reporting: Operating segments are defined as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company's operations are classified into three business segments.

Earnings (loss) per common share: Earnings (loss) per common share was calculated by dividing net income (loss) by the weighted average number of Class C common shares outstanding during each period. The weighted average number of Class C common shares outstanding was 1,365,604 in 2002, 1,379,258 in 2001 and 1,412,869 in 2000. All references to earnings (loss) per share in the consolidated financial statements are to basic earnings (loss) per share, as the Company has no potentially issuable common stock.

Recent accounting pronouncements: The Financial Accounting Standards Board has issued certain Statements of Financial Accounting Standards, which have required effective dates occurring after the Company's December 31, 2002 year end. The Company's financial statements are not expected to be materially affected by those accounting pronouncements.

NOTE 2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and cash equivalents and certificates of deposit: The carrying amount approximates fair value because of the relative short maturity of those instruments.

Investments: Fair values for the Company's investment securities are based on quoted market prices. At December 31, 2002, the carrying amount and fair value of the Company's investment securities was $4,872,146 and $5,167,060, respectively. At December 31, 2001, the carrying amount and fair value of the Company's investment securities was $5,107,366 and $5,236,548, respectively.

Accrued interest receivable: The carrying amount approximates fair value due to the nature of the balances recorded.

                                           South Dakota 's Own DAKOTACARE | 17



SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

NOTE 3. RECEIVABLES

Receivables consist of the following:

                                                 2002            2001
                                               --------      ----------
  Income taxes                               $  526,600     $  347,000
  Drug manufacturer chargebacks                 308,700        286,170
  Subrogation, net of recovery expenses         150,000        140,000
  Coordination of benefits recoverable          217,400        116,300
  Third party administrator receivables         104,878        109,784
  Reinsurance                                   116,370         84,088
  Hospital receivables                                -         75,790
  Premiums                                       64,300         67,962
  Funds withheld by ceding insurer              163,041         56,362
  Interest                                       43,460         51,281
  Commissions                                   200,662         49,057
  Other                                         149,680        161,193
                                             ----------      ----------
                                              2,045,091      1,544,987
  Less allowance for doubtful accounts                -              -
                                             ----------      ----------
                                             $2,045,091     $1,544,987
                                             ==========      ==========

NOTE 4. REINSURANCE

The Company's policy is to reinsure that portion of risk in excess $125,000 of covered hospital inpatient expenses of any enrollee per contract year, subject to a coinsurance provision which ranged from 50% to 90% based on average daily amounts specified in the plan, and a $2,000,000 lifetime maximum benefit per enrollee. The Company would be liable for any obligations that the reinsuring company is unable to meet under the reinsurance agreement.

This reinsurance agreement also provides for enrollee benefits to be paid in the event the Company should cease operations or become insolvent, and a conversion privilege for all enrollees in the event of plan insolvency and for any enrollee that moves out of the service area of the Company.


NOTE 5. INVESTMENT SECURITIES

Investment securities at December 31, 2002 are as follows:

                                                         Gross         Gross
                                        Amortized      Unrealized   Unrealized       Fair
                                           Cost          Gains       (Losses)        Value
                                      --------------------------------------------------------
Debt securities held to maturity:
  Obligations of U.S. treasury, government
    agencies and corporations          $  590,751      $  57,560      $       -     $  648,311
  Obligations of state and
    political subdivisions              3,446,166        150,420           (293)     3,596,293
  Corporate bonds                         688,729         87,227              -        775,956
                                        -------------------------------------------------------
                                       $4,725,646      $ 295,207      $    (293)    $5,020,560
                                      ========================================================
Equity securities available for sale:
  Bond mutual fund                     $  140,471      $   6,029      $       -     $  146,500
                                      ========================================================


18 | DAKOTACARE South Dakota 's Own

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

The amortized cost and estimated fair values of debt securities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because the borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    December 31, 2002
                                            ------------------------------
                                              Amortized
                                                 Cost           Fair Value
                                            ------------------------------

  Due in one year                           $   448,229        $   458,332
  Due after one year through five years       1,512,585          1,647,605
  Due after five years through ten years      2,235,077          2,363,685
  Due after ten years                           529,755            550,938
                                            ------------------------------
                                            $ 4,725,646        $ 5,020,560
                                            ==============================

Investment securities at December 31, 2001 are as follows:

                                                         Gross         Gross
                                        Amortized      Unrealized   Unrealized       Fair
                                           Cost          Gains       (Losses)        Value
                                      --------------------------------------------------------
Debt securities held to maturity:
  Obligations of U.S. treasury, government
    agencies and corporations          $  952,097      $  57,106      $       -     $1,009,203
  Obligations of state and
    political subdivisions              3,335,293         61,293        (29,205)     3,367,381
  Corporate bonds                         686,776         39,988              -        726,764
                                        -------------------------------------------------------
                                       $4,974,166      $ 158,387      $ (29,205)    $5,103,348
                                      ========================================================
Equity securities available for sale:
  Bond mutual fund                     $  133,824      $       -      $    (624)    $  133,200
                                      ========================================================

The components of other comprehensive income (loss) - net change in unrealized gain(loss) on securities available for sale are as follows:

                                                            Years Ended December 31,
                                                  ------------------------------------------
                                                       2002            2001          2000
                                                  ------------------------------------------
Unrealized holding gain arising
  during the period                               $   6,653        $    599      $   6,254
Add reclassification adjustment for net
  losses realized in net income                           -               -         27,437
                                                  ------------------------------------------
Net change in unrealized (loss) before income taxes   6,653             599         33,691
Income taxes                                              -               -              -
                                                  ------------------------------------------
    Other comprehensive income - net
        change in unrealized (loss) on
        securities available for sale             $   6,653        $    599      $  33,691
                                                  ==========================================

There were no sales of debt or equity securities during the years ended December 31, 2002 and 2001, and accordingly, no reclassification adjustments on investment securities for those years. Proceeds from the sale of securities available for sale in 2000 were $213,564 and resulted in gross losses of $27,437. At December 31, 2002 and 2001, no individual investments in obligations of state and political subdivisions exceeded 10% of the Company's equity. At December 31, 2002 and 2001, the Company had certificates of deposit of $900,000 on deposit with the South Dakota Department of Commerce and Regulation, Division of Insurance (Division of Insurance), to meet the deposit requirement of state insurance laws.


NOTE 6.  CONTINGENCY RESERVES PAYABLE

The Company's agreements with participating physicians provide that up to 20% of fees for services provided, as submitted to the Company, may be withheld to provide a contingency reserve that may be used to fund operations or meet other financial requirements of the Company. The percentage withheld for the years 2000 through 2002 was 15%. The amounts withheld may be paid to the participating physicians at the discretion of the Board of Directors of the Company, although the Company is not contractually obligated to pay out amounts withheld. Management estimates the expected amount of contingency reserves to be paid to participating physicians and records a liability based upon factors such as cash flow needs, net income, and accumulations of amounts withheld. Payments to physicians are made at such times as the Board of Directors approves payouts. The recorded liability at December 31, 2002 is equal to actual amounts withheld for the years ended December 31, 2002 and 2001.
During 2002, the Company's Board of Directors, with approval from the Division of Insurance, voted to write off $1,575,224 of contingency reserves withheld in 2000, which reduced claims expense in 2002 and was accounted for as a change in accounting estimate. This change had the effect of decreasing the net loss for 2002 by $1,039,648, or $.75 per common share, net of income taxes.

                                           South Dakota 's Own DAKOTACARE | 19



SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

NOTE 7.  REPORTED AND UNREPORTED CLAIMS PAYABLE

Activity in the liability for reported and unreported claims payable is summarized as follows:

                                              2002                2001                2000
                                          ---------------------------------------------------
Balance at January 1                      $ 8,238,361         $ 5,831,471         $ 4,667,253
                                          ---------------------------------------------------
Incurred related to:
  Current year                             73,887,831          51,684,791          36,025,786
  Prior years                                (187,964)            (69,367)           (875,235)
  Contingency reserves written off         (1,575,224)                  -                   -
                                          ---------------------------------------------------
Total incurred                             72,124,643          51,615,424          35,150,551
                                          ---------------------------------------------------
Paid related to:
  Current year                             62,331,756          43,493,105          29,842,349
  Prior years                               8,157,147           5,748,359           4,195,142
                                          ---------------------------------------------------
Total paid                                 70,488,903          49,241,464          34,037,491
                                          ---------------------------------------------------
Less reinsurance recoverables at January 1    (84,088)            (51,158)                  -
Plus reinsurance recoverables at December 31  116,370              84,088              51,158
                                          ---------------------------------------------------
Balance at December 31                    $ 9,906,383         $ 8,238,361         $ 5,831,471
                                          ===================================================


NOTE 8.  INCOME TAX MATTERS

The Company is taxable as a property and casualty insurance company under section 831 of the Internal Revenue Code. The code prescribes certain adjustments to book income to arrive at taxable income which include adjustments to unearned premiums, discounting of loss reserves and proration of tax-exempt income. In addition, increases in contingency reserves, which are included as claims expenses, are not allowable as tax deductions until actually paid. The Company files a consolidated income tax return with its subsidiaries, DAS, DIL and Carewest.

The net deferred tax assets consist of the following components at December 31:

                                                                   2002           2001
                                                             ----------------------------
Deferred tax assets:
  Contingency reserves payable                               $ 1,764,800      $ 1,308,000
  Reported and unreported claims payable                          92,200           81,000
  Unearned premiums                                              151,800           72,000
  Accrued expenses and other                                     193,900          233,000
  Net operating loss carryforward of subsidiaries                169,100          178,000
                                                             ----------------------------
                                                               2,371,800        1,872,000
  Less valuation allowance                                     1,430,300          157,000
                                                             ----------------------------
                                                                 941,500        1,715,000
                                                             ----------------------------
Deferred tax liability:
  Property and equipment and other                               (50,100)         (68,000)
                                                             ----------------------------
                                                             $   891,400      $ 1,647,000
                                                             ============================
Reflected on the accompanying balance sheets as follows:

                                                                  2002           2001
                                                             ----------------------------
Current assets                                               $   891,400      $   916,000
Noncurrent assets                                                      -          731,000
                                                             ----------------------------
                                                             $   891,400      $ 1,647,000
                                                             ============================

20 | DAKOTACARE South Dakota 's Own

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
---------------------------------------------------------------------------

During the year ended December 31, 2002, the Company recorded an additional valuation allowance of $1,273,300 on the deferred tax assets to reduce the total to an amount that management believes will ultimately be realized. Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income.

The components of income tax expense as of December 31 are as follows:


                                    2002         2001           2000
                                ---------------------------------------
Current (recoverable)           $ (261,399   $ (133,767)  $1,239,317
Deferred (benefit)                 755,600     (394,000)    (204,400)
                                ---------------------------------------
                                $  494,201   $ (527,767)  $1,034,917
                                =======================================


Total income tax expense differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to income before income taxes as a result of the following:

                                                       2002          2001           2000
                                                    ---------------------------------------
Computed "expected" tax expense (benefit)           $ (770,070)   $ (468,000)   $1,007,000
Tax exempt interest                                    (44,456)      (43,709)      (40,487)
Lobbying                                                 6,297         7,188         5,562
Change in valuation allowance for deferred
  tax assets                                         1,273,300         9,000        27,700
Effect of tax rate brackets and other                   29,130       (32,246)       35,142
                                                    ---------------------------------------
                                                    $  494,201    $ (527,767)   $1,034,917
                                                    ======================================




NOTE 9.  CAPITAL STOCK

The Class A voting preferred stock is not entitled to receive dividends or other distributions, except for redemption by the Company. In the event of a liquidation, each share of Class A preferred stock would be given priority over Class B and C stock and would be entitled to receive a preferential payment in an amount up to (and not to exceed) its stated value of $10 per share. The Class A preferred stock is restricted to ownership by medical and osteopathic physicians who have executed a participating physician agreement with the Company and may not be issued to or held by a hospital.

The Class B voting preferred stock is restricted to ownership by the South Dakota State Medical Association, an affiliated company, and is not entitled to receive dividends. In the event of a liquidation, each share of Class B preferred stock would be given priority over Class C stock and would be entitled to receive a preferential payment after all preferential payments have been made to the holders of Class A preferred stock, in an amount up to (and not to exceed) its par value of $1 per share.

The Class C nonvoting common stock is not entitled to cumulative dividends and has no preference in a liquidation. The Class C common stock is restricted to ownership by the following persons or entities: (1) physicians entitled to ownership of Class A stock, (2) a trust or self-directed individual retirement account controlled by a physician entitled to ownership of Class A stock, (3) a professional corporation, partnership or other entity domiciled in the State of South Dakota and in which a physician entitled to ownership of Class A stock is a shareholder, partner, or employee in the practice of medicine, (4) management, employees or agents of the Company, the South Dakota State Medical Association, or the South Dakota Foundation for Medical Care, or (5) the spouse or children of such physician or other person set forth in (1) or (4) above.

To facilitate liquidity for Class C common stock (Common Stock) in the event of death, disability, or retirement of a shareholder, the Company's Board of Directors has a Stock Repurchase Program (Program). Participation in the Program is voluntary. No shareholder is required to sell his or her shares of Common Stock under the Program nor is the Company required to purchase any Common Stock under the Program. The purchase and sale of Common Stock under the Program is subject to repurchase conditions as described in the Program. The Board of Directors of the Company may, at any time, modify or terminate the Program. The Company may also, at its discretion, offer to repurchase shares of Common Stock outside of the Program in compliance with applicable laws. During 2001 and 2000, 33,003 and 34,341 shares, respectively, were acquired for the treasury under the Program. No shares were acquired during 2002.


                                           South Dakota 's Own DAKOTACARE | 21



SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

Regulatory capital as required by the Division of Insurance at December 31, 2002 and 2001 was $200,000 on a statutory basis of accounting, which the Company significantly exceeded. As long as the Company exceeds required regulatory capital, it is not restricted by the Division of Insurance in the amount of dividends it may pay.

The Company is also subject to risk based capital (RBC) requirements promulgated by the National Association of Insurance Commissioners (NAIC).
The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. The Company exceeded Regulatory Action Level RBC at December 31, 2002, but did not exceed the Company Action Level RBC. The Company will formulate a plan to achieve and exceed this requirement, then submit it to the Division for approval.


NOTE 10.  LEASES AND TRANSACTIONS WITH AFFILIATE

On January 1, 2002, the Company entered into a three year lease of office space with the South Dakota State Medical Association, which requires minimum monthly rentals of $18,982. On January 1, 2001, Carewest entered into a three year lease which requires minimum monthly rentals of $1,500. The total minimum rental commitment at December 31, 2002 under the leases mentioned above is $491,568, in which half of such amount is due in each of the next two years. The Company also has entered into other short-term lease agreements for which the total rental commitment at December 31, 2002 was not significant. Total rental payments for the years ended December 31, 2002, 2001 and 2000 were $252,087, $239,216 and $217,162, respectively.

The Company provides group health insurance coverage for employees of the South Dakota State Medical Association. Total premium income from the affiliate for the years ended December 31, 2002, 2001 and 2000 was $85,005, $66,086 and $55,689, respectively.

NOTE 11.  RETIREMENT PLAN AND DEFERRED COMPENSATION

The Company is included in a qualified money-purchase pension plan with the South Dakota State Medical Association and the South Dakota Foundation for Medical Care. This multiple-employer plan covers employees who have attained age 21, and have completed one year of service. Contributions, which are required under the plan, were an amount equal to 11.5% of the participants' compensation for the twelve-month periods ending September 1, 2002, 2001 and 2000. Retirement plan expense for the years ended December 31, 2002, 2001 and 2000 was $386,588, $374,633 and $275,421, respectively.

In connection with employment contracts between the Company and certain officers, provision has been made for future compensation which is payable upon the completion of the earlier of 25 years of service to the Company and related organizations or attainment of the age of 65 or any earlier retirement age specified by the Board of Directors by resolution. At December 31, 2002 and 2001, $77,026 and $78,112, respectively, was accrued under these contracts.


NOTE 12.  SEGMENT INFORMATION

The Company has three reportable segments:  Health Maintenance Organization
(HMO), Third Party Administration (TPA) and Reinsurance. The HMO segment consists of the operations of the Company. The Company is a South Dakota licensed HMO engaged in the development of comprehensive health care delivery systems. The TPA segment consists of the operations of DAS and Carewest, which are TPA's of healthcare plans for independent employer companies. The reinsurance segment consists of the operations of DIL. DIL's primary activity is in providing reinsurance quota share excess medical stop loss coverage to DAS' self funded customers.

The Company evaluates performance and allocates resources based on net income determined under accounting principles generally accepted in the United States of America. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. The Company allocates payroll costs incurred based on the activities of admitting new enrollees and in adjudicating claims. The HMO segment profit includes the equity in earnings (loss) of the TPA and reinsurance segments. Intersegment revenues primarily relate to equipment rental charges which are based on the depreciation on the underlying assets.

22 | DAKOTACARE South Dakota 's Own

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
---------------------------------------------------------------------------

The Company's reportable segments are derived from the operations of the Company and subsidiaries that offer different products. The reportable segments are managed separately because they provide distinct services.

Year Ended December 31, 2002            HMO            TPA        Reinsurance       Totals
                                  ----------------------------------------------------------
Revenues from external customers   $ 77,759,341    $ 5,553,709    $ 496,205      $ 83,809,255
Intersegment revenues                         -        249,288            -           249,288
Investment income                       441,575          6,753        1,795           450,123
Depreciation expense                     83,350        212,694            -           296,044
Segment profit (loss)                (2,668,907)       171,596          492        (2,496,819)
Equity in net income of subsidiaries    197,582              -            -           197,582
Income taxes                            359,201        135,000            -           494,201
Segment assets                       20,199,597      1,510,867      692,004        22,402,468


Year Ended December 31, 2001            HMO            TPA        Reinsurance       Totals
                                  ----------------------------------------------------------
Revenues from external customers   $ 58,945,048    $ 4,388,962    $ 410,350      $ 63,744,360
Intersegment revenues                         -        233,662            -           233,662
Investment income                       653,296         25,480        9,012           687,788
Depreciation expense                     76,212        211,757            -           287,969
Segment profit (loss)                  (717,610)      (421,426)     176,069          (962,967)
Equity in net (loss) of subsidiaries   (154,035)             -            -          (154,035)
Income tax (benefit)                   (478,400)       (49,367)           -          (527,767)
Segment assets                       18,915,606      1,286,102      622,372        20,824,080


Year Ended December 31, 2000            HMO            TPA        Reinsurance       Totals
                                  ----------------------------------------------------------
Revenues from external customers   $ 44,194,355    $ 3,588,674    $ 661,462      $ 48,444,491
Intersegment revenues                         -        255,824            -           255,824
Investment income                       685,367         63,040       18,778           767,185
Depreciation expense                     80,549        256,227            -           336,776
Segment profit (loss)                 1,953,977       (168,270)      78,139         1,863,846
Equity in net income of subsidiaries     20,539              -            -            20,539
Income tax expense                    1,004,667         30,250            -         1,034,917
Segment assets                       16,838,497      1,839,801      598,647        19,276,945




                                           South Dakota 's Own DAKOTACARE | 23

SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED
d/b/a DAKOTACARE
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------

                                                      2002           2001           2000
                                                ---------------------------------------------
Revenues
Total external revenues for reportable segments $ 83,809,255      $ 63,744,360   $ 48,444,491
Intersegment revenues for reportable segments        249,289           233,662        255,824
Elimination of intersegment revenues                (249,289)         (233,662)      (255,824)
Elimination of net income (loss) of subsidiaries     197,582          (154,035)        20,539
                                                ---------------------------------------------
    Total consolidated revenues                 $ 83,611,673      $ 63,898,395   $ 48,423,952
                                                =============================================

Income or Loss
Total income (loss) for reportable segments     $ (2,496,819)     $   (962,967)  $  1,863,846
Elimination of equity in net (loss)
  of subsidiaries                                    197,582          (154,035)        20,539
Minority interest in income (loss) of subsidiaries   (25,494)          (91,322)      (110,670)
                                                ---------------------------------------------
    Total consolidated net income (loss)        $ (2,668,907)     $   (717,610)  $  1,953,977
                                                =============================================

Assets
Total assets for reportable segments            $ 22,402,468      $ 20,824,080   $ 19,276,945
Elimination of intercompany receivable              (174,793          (234,696)      (153,092)
Elimination of investment in subsidiaries         (1,529,673)       (1,231,494)    (1,420,273)
                                                ---------------------------------------------
    Total consolidated assets                   $ 20,698,002      $ 19,357,890   $ 17,703,580
                                                =============================================

NOTE 13.  LITIGATION

The Company is involved in legal actions in the ordinary course of its business. Although the outcome of any such legal actions cannot be predicted, in the opinion of management, there is no legal proceeding pending against or involving the Company for which the outcome is likely to have a material adverse effect upon the consolidated financial position or results of operations of the Company as of and for the year ended December 31, 2002.

During 1998, a substantial claim was filed against the Company in circuit court which alleged wrongful nonrenewal of a sales agency contract and sought compensatory and punitive damages. The lawsuit was settled in 2001 and all payables and expenses were fully recorded in the accompanying 2001 consolidated financial statements.


NOTE 14.  QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Year ended December 31, 2002         1st Quarter    2nd Quarter    3rd Quarter   4th Quarter
-----------------------------------------------------------------------------------------------
Total revenues                      $19,823,740   $20,488,982    $21,148,502   $22,150,449
Claims incurred, net                 16,582,669    17,771,360     18,886,559    18,884,055 (2)
Total operating expenses             20,128,624    21,180,246     22,352,378    22,150,625
Net (loss)                             (287,150)     (437,971)      (727,429)   (1,216,357)

(Loss) per share                    $     (0.21)  $     (0.32)   $     (0.53)  $     (0.89)


Year ended December 31, 2001         1st Quarter    2nd Quarter    3rd Quarter   4th Quarter
-----------------------------------------------------------------------------------------------
Total revenues                      $14,609,754   $15,381,707    $16,534,612   $17,372,322
Claims incurred, net                 11,658,449    11,680,324     12,592,451    15,684,200
Total operating expenses             14,595,560    14,465,608     17,406,493 (1)18,767,433
Net income (loss)                       106,907       556,573       (603,289)     (777,801)

Earnings (loss) per share           $      0.08   $      0.40    $     (0.44)  $     (0.57)


(1) Includes the settlement of a lawsuit (Note 13).

(2) Net of the write off of $1,575,224 of contingency reserves payable(Note 6).


24 | DAKOTACARE South Dakota 's Own



INDEPENDENT AUDITOR 'S REPORT


McGLADREY & PULLEN, LLP
-------------------------
Certified Public Accountants


To the Board of Directors
South Dakota State Medical Holding Company, Incorporated d/b/a DAKOTACARE
Sioux Falls, South Dakota

We have audited the accompanying consolidated balance sheets of South Dakota State Medical Holding Company, Incorporated d/b/a DAKOTACARE and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of South Dakota State Medical Holding Company, Incorporated d/b/a DAKOTACARE and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGLADREY & PULLEN, LLP

Sioux Falls, South Dakota
February 28, 2003

                                           South Dakota 's Own DAKOTACARE | 25




MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL
The following operating statistics are presented for DAKOTACARE's operation as A health maintenance organization only and do not include the operations of its subsidiaries for the years ended December 31, 2002, 2001, 2000, and 1999. The results indicated in the following tables are not indicative of future operating results.

The combined ratio, which reflects underwriting results but not investment and ancillary income, is a traditional measure of the underwriting performance of a health maintenance organization. A combined ratio of less than 100% indicates underwriting profitability while a combined ratio in excess of 100% indicates an underwriting loss.

                                                  Years Ended December 31,
                                               -----------------------------
                                                2002    2001    2000    1999
                                                ----    ----    ----    ----
   Loss ratio                                   94.3%   89.4%   81.4%   87.5%
   Expense ratio                                10.7    15.0    15.1    15.8
                                               -----   -----    ----    ----
     Combined ratio                            105.0%  104.4%   96.5%  103.3%
                                               =====   ======  ======  ======

The loss ratio is computed by dividing the net claims expense into net premium revenue. The Company's results of operations will be affected by the changes in the loss ratio. The loss ratio may vary from period to period depending principally on claims experience. The expense ratio is computed by taking the sum of the remaining operating expenses of the health maintenance organization divided by net premium revenue.

The net increase in the loss ratio was due to increased claims and cost per claim on a per member basis, which was greater than the increased revenues on a per member basis. The expense ratio decreased due to the large increase in premiums and the ability to maintain the actual costs of the administrative expenses at a relatively constant amount. See Comparison of Years
December 31, 2002 and December 31, 2001 and Comparison of Years
December 31, 2001 and December 31, 2000.





RESULTS OF OPERATIONS

GENERAL
The following results of operations include the operations of DAKOTACARE and its subsidiaries for the years ended December 31, 2002, 2001, and 2000.


COMPARISON OF YEARS DECEMBER 31, 2002 AND DECEMBER 31, 2001

GENERAL
The Company's net loss increased $1,951,297 to a loss of $2,668,907 for the year ended December 31, 2002, as compared to a loss of $717,610 for the year ended December 31, 2001. This increase was primarily due to an increase in net claims expense of $20,509,219, an increase in income taxes of $1,021,968, an increase in administrative expenses of $67,560, and a decrease in minority interest in loss of subsidiaries of $65,828. These were offset by an increase in net premium revenues of $18,554,004 and an increase in other revenues of $1,159,274.


REVENUES
Total revenues increased $19,713,278, or 30.9%, for the year ended December 31, 2002, as compared to December 31, 2001. Revenues from net premiums generated by the health maintenance organization increased $18,460,931. This increase is attributable to a 19.9% increase in the number of enrollee months and a 10.1% increase in the net premium earned per enrollee for the year ended
December 31, 2002, as compared to December 31, 2001. Revenues from the third party administration fees increased by $958,527 due to increased fees per enrollee totalling 7.2% and increased enrollee months of 10.5%. Investment income decreased $237,665 due primarily to decreased average rates earned on invested assets, but was somewhat offset by the increase in the amount of invested assets during the year.

26 | DAKOTACARE South Dakota 's Own

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (cont.)


OPERATING EXPENSES
Total operating expenses increased $20,576,779, or 31.5%, for the year ended December 31, 2002, as compared to December 31, 2001. The change was due primarily to an increase in claims incurred, state insurance taxes, personnel expenses, office expenses, advertising expenses, and other general and administrative expenses. These increases were somewhat offset by a decrease in commissions expenses.

Net claims expense increased by $20,509,219, or 39.7%, for the year ended December 31, 2002, as compared to December 31, 2001. The average claims paid per enrollee increased by 16.2% while the number of enrollee months increased by 19.9%. The Company contracts with an actuary annually to review the cost of claims related to each coverage type and accordingly determine the prices to charge for each coverage type for the next year. In the Fall of 2002, the Company received approval from the Division to implement updated rates. These new rates went into effect beginning January 2003 for new groups and groups renewing their coverage. As groups renew their coverage throughout the year, the new rates will be implemented at that time for those groups. The effect of these rate increases is anticipated to increase premiums by approximately 20% on a per member basis. The trends for each quarter of 2002, indicated that the costs of claims on a per member basis increased faster than the premiums earned on a per member basis. Claims expense per member increased approximately 15% from the prior year, while premiums earned per member increased approximately 11% from the prior year. Since a large number of renewals occur with a January 1 date, the biggest increase in per member premiums are generally seen in the first quarter. Claims expense will generally increase throughout the year and thus the latter quarters will reflect larger claims loss percentages than the earlier quarters. With an increase in premiums anticipated at approximately 20% on a per member basis and claims expenses increases anticipated at approximately 15%, the Company anticipates that it should see a reversal of this trend for 2003. Additional changes in benefit coverages have also been implemented to help maintain the costs of the care provided. State insurance taxes increased by $310,876 in 2002 as compared to 2001 due primarily to increased premium revenues. These increased premium revenues and the increased third party administration fees increased the commissions paid to agents in 2002 as compared to 2001. The settlement of a lawsuit aforementioned in Part 1, Item 3 settled in 2001 and paid as commissions, caused the overall commission expense to decrease in total in 2002 as compared to 2001. Personnel expenses increased $592,287, or 11.4%, in 2002 as compared to 2001. This was due primarily to annual compensation adjustments and an increase in staffing needs due to the increased volume. Office expense increased $235,692, or 31.6%, largely due to increased postage and supplies costs resulting from additional clientele and membership. Advertising increased $125,229, or 30.6%, due to the strategic decision to increase spending as set forth in the business plan. Other general and administrative expenses increased $67,560, or 0.5%, in 2002 as compared to 2001. This was primarily due to a donation given to a local medical school facility.


INCOME TAXES
Income tax expense should represent approximately 35% of income before income taxes and minority interest, but due to permanent tax differences and the change in the valuation allowance recorded against deferred income tax assets in 2002, the Company recorded income tax expense of $494,201. The valuation allowance recorded against deferred income taxes stems from limiting recorded deferred tax assets to recoverable income taxes paid in prior years. See
Note 8 of the Notes to Consolidated Financial Statements.


COMPARISON OF YEARS DECEMBER 31, 2001 AND DECEMBER 31, 2000

GENERAL
The Company's net income decreased $2,671,587 to a loss of $717,610 for the year ended December 31, 2001, as compared to income of $1,953,977 for the year ended December 31, 2000. This decrease was primarily due to an increase in net claims expense of $16,464,873, an increase in administrative expenses of $3,224,493, and a decrease in minority interest in loss of subsidiaries of $19,348. These were offset by an increase in net premium revenues of $14,718,973, an increase in other revenues of $1,055,470, and an decrease in income taxes of $1,562,684.

REVENUES
Total revenues increased $15,474,443, or 32.0%, for the year ended December 31, 2001, as compared to December 31, 2000. Revenues from net premiums generated by the health maintenance organization increased $14,660,319. This increase is attributable to a 23.7% increase in the number of enrollee months and a 8.4% increase in the net premium earned per enrollee for the year ended
December 31, 2001, as compared to December 31, 2000. Revenues from the third party administration fees increased by $703,397 due to increased fees per enrollee totalling 4.1% and increased enrollee months of 7.9%. Investment income decreased $79,397 due primarily to decreased average rates earned on invested assets, but was somewhat offset by the increase in the amount of invested assets during the year.

                                           South Dakota 's Own DAKOTACARE | 27

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (cont.)

OPERATING EXPENSES
Total operating expenses increased $19,689,366, or 43.2%, for the year ended December 31, 2001, as compared to December 31, 2000. The change was due primarily to an increase in claims incurred, commissions, state insurance taxes, personnel expenses, office expenses, and other general and administrative expenses. These increases were offset by a decrease in professional fees expenses.

Net claims expense increased by $16,464,873, or 46.8%, for the year ended December 31, 2001, as compared to December 31, 2000. The average claims paid per enrollee increased by 19.0% while the number of enrollee months increased by 23.7%. The Company contracts with an actuary annually to review the cost of claims related to each coverage type and accordingly determine the prices to charge for each coverage type for the next year. Our new rates will be in effect during the second quarter of 2002, at which time management expects that revenues will increase per member to cover the increased claims costs. Commissions and state insurance taxes increased by $2,443,667 and $144,870, respectively, in 2001 as compared to 2000 due primarily to increased premium revenues and third party administration fees earned by the Company. The settlement of a lawsuit aforementioned in Part 1, Item III also increased commissions when compared to the prior year. Personnel expenses increased $726,047, or 16.2%, in 2001 as compared to 2000. This was due primarily to annual compensation adjustments and an increase in staffing needs due to the increased volume. Office expense increased $59,389, or 8.6%, largely due to increased postage costs resulting from additional clientele and membership. Other general and administrative expenses increased $86,238, or 13.4%, in 2001 as compared to 2000. This was primarily due to the increased insurance costs related to liability and other insurance coverages.



INCOME TAXES
Income tax (benefit) expense represents 39.5% and 35.9% of (loss) income before income taxes and minority interest for the years ended December 31, 2001 and 2000, respectively. Permanent tax differences and the change in the valuation allowance recorded against deferred income tax assets increased the provision percentage above the expected 35% in 2001 and 2000. The valuation allowance recorded against deferred income taxes stems from reducing those assets to amounts which are expected to be realized. See Note 8 of the Notes to Consolidated Financial Statements.


LIQUIDITY AND CAPITAL RESOURCES

The Company's principal sources of cash have been premium and fee revenue, collection of premiums in advance of the claims costs associated with them, and an agreement with participating physicians in which a percentage of fees for services is withheld for cash flows of the Company. The Company in the past has had borrowings from banks and affiliated companies, but currently does not need to borrow for liquidity purposes.

Net cash provided by operating activities decreased by $692,772 to $1,816,062 for the year ended December 31, 2002, as compared to 2001. Net cash provided by operating activities decreased from the prior year primarily due to increases in net losses and increases in receivables since December 31, 2001. Reported and unreported claims payable increased since December 31, 2001, but to a lesser amount than the prior year resulting in less cash provided by operating activities when compared to the prior year's amount. The decrease in cash provided was offset by a decrease in prepaids and other assets, a decrease in deferred income taxes, an increase in unearned premiums and administration fees, and an increase in contingency reserves payable since December 31, 2001.

Other uses of cash and cash equivalents were for the purchases of property and equipment and the purchase of securities held to maturity. The Company has invested cash not currently needed in operations into intermediate-term bonds, consisting primarily of municipal bonds, U.S. government securities and corporate bonds.

At December 31, 2002, the Company has certificates of deposit of $900,000 on deposit with the Division to meet the deposit requirements of state insurance laws.

28 | DAKOTACARE South Dakota 's Own

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (cont.)

The Company is not contractually obligated to pay out contingency reserves withheld but has historically elected to pay out a majority of amounts withheld. In 2002, the Company did not pay any previously withheld amounts and wrote off a portion of the contingency reserve liability. The amount approved by the Division that was written off was $1,575,224, which was withheld for claims incurred in 2000. This amount was expensed as claims at the time they were incurred and was treated as a reduction in claims expense in 2002 when they were written off. Typically, two years lapse from the date the contingency reserves are withheld to the date which the corresponding amounts are paid to the participating physicians. Currently, the reserves withheld from claims with a date of service in 2002 and 2001 are the amounts remaining within the contingent reserve payable.

The Company believes that cash flows generated by operations, withholding of contingency reserves, cash on hand, and short-term investment balances will be sufficient to fund operations, pay out projected contingency reserves payable, and pay future dividends on the Class C common stock.

INFLATION

A substantial portion of the Company's operating expenses consist of health care costs, which, in the general economy, have been rising at a rate greater than that of the overall Consumer Price Index. The Company believes that its cost control measures and risk sharing arrangements reduce the effect of inflation on such costs. Historically, market conditions and the regulatory environment in which the Company operates have permitted the Company to offset a portion or all of the impact of inflation on the cost of health care benefits through premium increases. If the Company was not able to continue to increase premiums, a material adverse impact on the Company's operations could result. Inflation does not have a material effect on the remainder of the Company's operating expenses.


INDUSTRY TRENDS

In recent years, there has been a trend by clients to switch to plans with higher employee cost-sharing levels in order to maintain lower premiums. As a provider of cost effective managed care plans for medium and small employers, the Company believes it is delivering products and services that address current health care reform issues. The Company will continue to evaluate its business strategy as necessary to maximize its ability to adapt to the changing health care marketplace.



QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company does not have any material market risk as defined by Item 305 of Regulation S-K. The Company has market risk with its cash and investments, but due to the conservative nature of the invested assets, management feels that market risk is limited.



                                           South Dakota 's Own DAKOTACARE | 29


SELECTED FINANCIAL DATA

The following information for the Company is as of and for the years ended December 31, 2002, 2001, 2000, 1999, and 1998(dollars in thousands, except per share data):

                                                         Years Ended December 31,
                                            -------------------------------------------
                                              2002     2001     2000     1999     1998
                                            -------  -------  -------  ------   -------
Income Statement Data:
  Net premiums                              $76,547  $57,993  $43,574  $34,249  $35,718
  Third party administration fees             5,034    4,075    3,372    3,061    3,081
  Investment income                             450      688      767      514      607
  Total revenues                             83,612   63,898   48,424   38,428   40,053
  Net claims incurred                        72,125   51,615   35,151   30,095   30,615
  Other operating expenses                   13,687   13,620   10,395    9,147    8,835
  Income (loss) before income taxes
         and minority interest               (2,200)  (1,337)   2,878     (814)     603
  Net income (loss)                          (2,669)    (718)   1,954     (622)     483
                                            =======  =======  =======  =======  =======

Earnings (loss) per common share            $ (1.95) $ (0.52) $  1.38  $ (0.43) $  0.33
                                            =======  =======  =======  =======  =======

Dividends per common share                  $  0.00  $  0.05  $  0.05  $  0.05  $  0.10
                                            =======  =======  =======  =======  =======

Balance Sheet Data:
  Invested assets and cash                  $17,009  $15,273  $13,576  $10,425  $10,876
  Total assets                               20,698   19,358   17,704   13,654   14,277
  Reported and unreported
         claims payable                       9,906    8,238    5,831    4,667    4,410
  Contingency reserves payable                5,191    3,847    2,875    2,723    2,691
  Total liabilities                          18,737   14,736   11,796    9,414    9,017
  Stockholders' equity                        1,961    4,622    5,908    4,240    5,260


Earnings (loss) per common share was calculated by dividing net income
(loss) by the weighted average number of Class C common shares outstanding during each period as follows: 2002 1,365,604; 2001 1,379,258; 2000 1,412,869;
1999 1,448,600; 1998 1,482,635 shares.



30 | DAKOTACARE South Dakota 's Own


DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

K. GENE KOOB,M.D., President
Neurology Associates, Neurologist

BEN J. HENDERSON,D.O., Vice President
Mobridge Medical Clinic, Internist

JAMES A. ENGELBRECHT,M.D.,
Secretary/Treasurer
Dakota Regional Rheumatology,
Rheumatologist

THOMAS L. KRAFKA,M.D.
Radiology Associates, Radiologist

JAMES R. REYNOLDS,M.D.
North Central Heart Institute
Cardiac, Thoracic and Vascular Surgeon

JOHN E. RITTMANN,M.D.
Brown Clinic, Family Practitioner

STEPHAN D. SCHROEDER,M.D.
Hand County Clinic, Family Practitioner

JOHN C. STERNQUIST,M.D.
Yankton Medical Clinic, General Surgeon

MR. R. VAN JOHNSON
Political Lobbyist

MR. BOB L.SUTTON
South Dakota Bankers Association,
Executive Vice President

EXECUTIVE OFFICERS

MR. L. PAUL JENSEN,
Chief Executive Officer

MR. KIRK J. ZIMMER,
Senior Vice President

MS. SHARON K. DUNCAN,
Vice President, System Operations

MR. BRUCE E. HANSON,
Vice President, Finance

MR. SCOTT L. JAMISON,
Vice President, Provider Relations

MR. DEAN M. KROGMAN,
Vice President, External Operations

MR. BRIAN E. MEYER,
Vice President, Information Systems

MR. THOMAS N. NICHOLSON,
Vice President, Chief Marketing Officer

WILLIAM O. ROSSING,M.D.,
Vice President, Medical Director

SHAREHOLDER INFORMATION

CORPORATE HEADQUARTERS
DAKOTACARE
1323 South Minnesota Avenue
Sioux Falls, South Dakota 57105
(605)334-4000

INDEPENDENT PUBLIC ACCOUNTANTS
McGladrey & Pullen, LLP
Sioux Falls, South Dakota

CORPORATE COUNSEL
Securities Matters:
Gray, Plant, Mooty, Mooty & Bennett, P.A.
Minneapolis, Minnesota

General Matters:
Frieberg, Zimmer, Duncan and Nelson, L.L.P.
Parker, South Dakota

TRANSFER AGENT
The First National Bank in Sioux Falls
Sioux Falls, South Dakota

FORM 10-K
The Company has filed an annual report with the Securities and Exchange Commission on Form 10-K.
Shareholders may obtain a copy of this report, without charge, by writing:

Investors Relations
DAKOTACARE
1323 South Minnesota Avenue
Sioux Falls, SD 57105

ANNUAL MEETING
The annual meeting of shareholders will be held at the Ramkota Hotel in Rapid City, South Dakota, on Thursday
June 5, 2003,at 2:15 p.m.

INTERNET ADDRESS
To access information about DAKOTACARE including provider directories, product and service information, and wellness issues, visit our home page via the internet. Our address is www.dakotacare.com

                                           South Dakota 's Own DAKOTACARE | 31

AGENT DIRECTORY
Our statewide network of 33 DAKOTACARE sales agencies assures that our clients receive the local attention to service that they desire.

1 KARLEN &ASSOCIATES, INC.
  Aberdeen, SD (605)225-9011

2 INSURANCE PLUS
  Aberdeen, SD (605)225-4270

3 NORTHERN HILLS INSURANCE
  Belle Fourche, SD (605)892-2727

4 JENSEN INSURANCE &REAL ESTATE
  Beresford, SD (605)763-2675

5 DELLA TSCHETTER INSURANCE
  Brookings, SD (605)692-2078

6 FIRST WESTERN INSURANCE
  Custer, SD (605)673-2214

7 COBURN INSURANCE AGENCY
  Deadwood, SD (605)578-3456

8 KLEIN FIRST WESTERN INSURANCE
  Hot Springs, SD (605)745-7900

9 FLANAGAN AGENCY
  Huron, SD (605)352-3512

10 KUNDERT-WILLIAMS INSURANCE AGENCY
   Madison, SD (605)256-6608

11 DICE FINANCIAL SERVICES
   Mitchell, SD (605)996-7171

12 MAXWELL & BOWAR AGENCY, INC.
   Parkston, SD (605)928-7956

13 BOB CLARK INSURANCE, INC.
   Pierre, SD (605)224-4049

14 BOB CLARK INSURANCE, INC.
   Rapid City, SD (605)348-7410

15 PROFESSIONAL INSURORS
   Rapid City, SD (605)343-1111

16 TIMOTHY KATTKE
   Redfield, SD (605)472-1445

17 BOEN AND ASSOCIATES, INC.
   Sioux Falls, SD (605)336-0425

18 CORINSURANCE
   Sioux Falls, SD (605)977-5900

19 INNOVATIVE EMPLOYER SOLUTIONS
   Sioux Falls, SD (605)371-8836

20 NWGM-STRATEGIC EMPLOYEE BENEFITS
   Sioux Falls, SD (605)323-6611

21 OLSON & ASSOCIATES INSURORS, INC.
   Sioux Falls, SD (605)335-7777

22 DALE SHADE
   Sioux Falls, SD (605)336-0460

23 TERRY TENDLER
   Sioux Falls, SD (605)334-3700

24 WOLLMAN INSURANCE AGENCY
   Sioux Falls, SD (605)334-0004

25 BAER 'S INSURANCE AGENCY
   Spearfish, SD (605)642-4711

26 FIRST WESTERN INSURANCE
   Spearfish, SD (605)642-3143

27 JACOBSON FIRST WESTERN INSURANCE
   Sturgis, SD (605)347-4644

28 CHANEY-CORINSURANCE
   Vermillion, SD (605)624-0031

29 OLNEY FIRST WESTERN INSURANCE
   Wall, SD (605)279-2545

30 KINSMAN INSURANCE AGENCY
   Watertown, SD (605)886-4911

31 FRIEMARK AND ASSOCIATES, INC.
   Watertown, SD (605)882-1688

32 CIHAK INSURANCE
   Yankton, SD (605)665-9393

33 CORTRUST-RAYMOND JAMES FINANCIAL SERVICE
   Yankton, SD (605)668-0800


32 | DAKOTACARE South Dakota 's Own